Exhibit 4.36

LICENCE AGREEMENT

dated

        June 2024

by and between

CUREVAC SE

and

GLAXOSMITHKLINE BIOLOGICALS SA

TABLE OF CONTENTS
1.	Definitions	5

2.	Licences; Exclusivity	23

3.	Development, Manufacturing and Commercialisation.	31

4.	Consideration and Payments.	33

5.	Intellectual Property	43

6.	Enforcement and Defence.	44

7.	Confidentiality	48
8.	Compliance; Quality	52

9.	Indemnification; Representations and Warranties and Covenants	53

10.	Term and Termination.	57

11.	Consequences of Termination and Expiry	59

12.	General Provisions	63

Exhibit 1.25 Clearance Template		68

Exhibit 1.49 CureVac Patent Rights		69

Exhibit 1.58 Filesharing Sites		157

Exhibit 1.86 GSK Additional Patents		158

Exhibit 1.101 GSK Licensed Patents		188

Exhibit 1.116 Joint Patent Rights		190

Exhibit 1.152 Relevant US Patents		191

Exhibit 1.161 Specified CureVac Patents		192

Exhibit 2.2.3 PART A – Licence terms under Licensed LNP IP		193

Exhibit 2.2.3 PART B – Licensed LNP as at the Effective Date		195

Exhibit 2.9.2(ii)(B) Expert Resolution		198

Exhibit 2.12 CLA1 and CLA2 Know-How		200

Exhibit 3.3.3 Use of Existing Development Data and Materials		201

Exhibit 6.1 ####################################		207

Exhibit 6.2 #############################################		209

Exhibit 6.5.4 CureVac Patent Rights specific to the GSK Products		210

Exhibit 6.5.5 Platform-related CureVac Patent Rights		217

Exhibit 7.6 Draft Press Release		302

Exhibit 9.4 Disclosure Letter		305

LICENCE AGREEMENT

This licence agreement (Agreement) is amended and restated on               June 2024

BY AND BETWEEN

CUREVAC SE, a German corporation with offices at ###############################

Germany (CureVac);

AND

GLAXOSMITHKLINE BIOLOGICALS SA, a Belgium corporation with offices at ###############

################## (GSK),

INTRODUCTION

A.

WHEREAS, CureVac is a biotechnology company that is a pioneer and technology leader in mRNA-based prophylactic and therapeutic approaches and discovers, designs and develops first- in-class mRNA therapies for the prevention and treatment of diseases with unmet medical need.

B.	WHEREAS, GSK is a world leading global healthcare company developing, manufacturing and commercialising innovative pharmaceuticals and vaccines.
C.

WHEREAS, GSK made an equity investment into CureVac pursuant to the terms of the investment and shareholders agreement dated July 17, 2020, and made a further equity investment in the course of CureVac’s public follow-on offering on February 10, 2023.

D.

WHEREAS, CureVac and GSK entered into a collaboration and licence agreement dated July 15, 2020, as amended and restated from time to time (CLA1) on collaborating in the research, development and commercialisation of prophylactic and therapeutic non-replicating mRNA based vaccines and antibodies targeting certain infectious disease pathogens, such pathogens among others not including SARS-CoV-2.

E.	WHEREAS, CureVac and GSK entered into a collaboration and licence agreement dated April 2, 2021, as amended and restated from time to time (CLA2) on collaborating in the research,

development and commercialisation of prophylactic and therapeutic non-replicating mRNA based vaccines targeting SARS-CoV-2.

F.

WHEREAS, under an amendment and restatement deed dated 29 June 2024 between the Parties (the A&R Deed), the Parties have agreed to amend and restate CLA1 and CLA2 (as amended and restated) to simplify decision-making, re-align commercial and manufacturing obligations and restructure the relationship, on the terms set forth in this Agreement.

G.

WHEREAS, the Parties have entered into the Patent Assignments under which CureVac has assigned and transferred to GSK, and GSK has accepted and assumed from CureVac, the Assigned GSK Patents and the ###### Licence, and GSK has assigned and transferred to CureVac, and CureVac has accepted and assumed from GSK, the Assigned CureVac Patents (all capitalised terms as defined below).

H.

WHEREAS, the Parties acknowledge and agree that the payments and the deferred payment structure agreed under this Agreement are made in consideration for the rights and licences granted under this Agreement (including in Austria, Germany and Switzerland), the assignment of the Assigned GSK Patents and Assigned CureVac Patents, the enablement of GSK to use the Disclosed Know-How for any GSK Products in the Field and the other elements associated with the restructuring of the relationship between the Parties under this Agreement (all capitalised terms as defined below). Therefore, the Parties agree that the payment obligations under clause 4 apply irrespective ## ### ######################### ########## #################################################  and irrespective ################################################################ and that the payment obligations under clause 4 will survive termination of this Agreement (all capitalised terms as defined below).

I.

WHEREAS, the Parties further acknowledge and confirm that it is their joint understanding that the payments and the deferred payment structure of this Agreement was agreed specifically with a view to enabling GSK to Develop and Commercialise the GSK Products in the Field more quickly, thereby increasing competition on the market (all capitalised terms as defined below).

J.

NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following capitalised terms have the following meanings, whether used in the singular or plural:

1.1	A&R Deed has the meaning set forth in the recitals.
1.2	Acquired Entity means, in the case of a Change of Control of a Party, an Affiliate of a Party or a Third Party, that Party, Affiliate or Third Party.
1.3

Acquired Entity Family means, in the case of a Change of Control of a Party, an Affiliate of a Party or a Third Party, the Acquired Entity and its Affiliates existing immediately prior to the closing of the Change of Control transaction, together with any of their subsidiaries (whether existing at closing or created after closing of the Change of Control transaction).

1.4

Acquiring Entity means, in the case of a Change of Control of a Party, an Affiliate of a Party or a Third Party, the successor in interest, resulting entity, assignee or purchaser, as applicable, of that Party, Affiliate or Third Party.

1.5

Acquiring Entity Family means, in the case of a Change of Control of a Party, an Affiliate of a Party or a Third Party, the Acquiring Entity and its Affiliates existing immediately prior to the closing of the Change of Control transaction, together with any of their subsidiaries (whether existing at closing or created after closing of the Change of Control transaction).

1.6	Additional Disclosure Letter has the meaning set forth in clause 9.9.
1.7

################################################################################################### ###############################################################################################################################################

1.8

Affiliate means any Person that controls, is controlled by, or is under common control with another Person. A Person will be regarded as under the control of another Person if the latter Person owns, or directly or indirectly controls, 50% or more of the voting stock or other ownership interest of the former Person, or if the latter Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the former Person or the power to elect or appoint 50% or more of the members of the governing body of the former Person, provided that regarding CureVac, “Affiliate” does not include Mr. Dietmar Hopp, dievini Hopp BioTech holding GmbH & Co.KG and/or any other companies controlled by Mr. Dietmar Hopp and/or dievini Hopp BioTech holding GmbH & Co.KG that are not subsidiaries of CureVac.

1.9	Agreement has the meaning set forth in the preamble.
1.10	Antigen means any antigen, defined by its amino acid sequence, associated with a Pathogen, together with all Antigen Variants thereof.
1.11

Antigen List Rep means the representative of CureVac designated in writing as the “Antigen List Rep” by CureVac from time to time. As at the Effective Date, the Antigen List Rep is ##############################################

1.12

Antigen Variant means any variant of an Antigen, including the wild type, naturally occurring variants, engineered variants wherein modifications to the native amino acid sequence have been introduced (for example, mutated versions, derivatives or fragments), provided that any such variant possesses substantially similar biological activity to the naturally occurring antigen.

1.13

Applicable Laws means all applicable provisions of all national, supranational, regional, state and local, laws, treaties, statutes, rules, regulations, directives, administrative codes, ordinances, decrees, orders, decisions, guidance documents, injunctions, awards, judgments, and permits of or from any court, arbitrator, stock exchange, Regulatory Authorities or governmental authority having jurisdiction over or related to the subject item.

1.14	Assigned CureVac Patents means the Patent Rights assigned to CureVac under the CureVac Patent Assignment.
1.15	Assigned GSK Patents means the Patent Rights assigned to GSK under the GSK Patent and Contract Assignment.
1.16	Background Technology means the CureVac Background Technology and/or GSK Background Technology, as applicable.
1.17	######Agreement means the ################################################################### ####################
1.18	Brand IP has the meaning set forth in clause 2.4.1.
1.19	Breaching Party has the meaning set forth in clause 10.3.
1.20	Business Day means any day other than Saturday, Sunday, or any day that banks are authorised or required to be closed in Tübingen, Germany or Rixensart, Belgium.
1.21

Calendar Half Year means each successive period of six months ending on June 30 and December 31 of each Calendar Year; provided that the first Calendar Half Year under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Half Year in which the Effective Date is encompassed and the last Calendar Half Year of the Term will be the period beginning on January 1 or July 1, as applicable, and ending on the effective date of expiry or termination of this Agreement.

1.22

Calendar Quarter means each successive period of three months ending on March 31, June 30, September 30 and December 31 of each Calendar Year; provided that the first Calendar Quarter under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Quarter in which the Effective Date is encompassed and the last Calendar Quarter of the Term will be the period beginning on January 1, April 1, July 1 or October 1, as applicable, and ending on the effective date of expiry or termination of this Agreement.

1.23

Calendar Year means each successive period of 12 months commencing on January 1 and ending on December 31; provided that the first Calendar Year under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Year in which the Effective Date is encompassed, and the last Calendar Year of the Term will be the period beginning on January 1 and ending on the effective date of expiry or termination of this Agreement.

1.24

Change of Control means a transaction in which a Party (or any direct or indirect shareholder(s), unitholder(s) or partner(s) together holding (directly or indirectly) over 50% of the voting rights attached to the shares, units or partnership interests in a Party): (i) sells, conveys or otherwise disposes of all or substantially all of the Party’s (or their indirect interest(s) in the Party’s) property, assets or business; or (ii) merges or consolidates with any other entity; or (iii) effects any other transaction or series of transactions; in each case, such that the ultimate direct or indirect shareholder(s), unitholder(s) or partner(s) of such Party immediately prior thereto, in aggregate, no longer own, directly or indirectly, beneficially or legally, more than 50% of the voting rights attached to the outstanding voting securities or capital stock of the surviving entity following the closing of such merger, consolidation, other transaction or series of transactions. For the avoidance of doubt, “Change of Control” shall not mean a transaction which, in the case of paragraph (ii) or (iii), results in a person owning, directly or indirectly, beneficially or legally, more than 50% of the voting rights attached to the outstanding voting securities or capital stock of the surviving entity and where there is an agreement or arrangement between that person (or any of its direct or indirect shareholders, unitholders or partners) and the relevant Party (or any of its direct or indirect shareholders, unitholders or partners) to reverse the effects of this transaction or to implement a further transaction so that the ultimate shareholders, unitholders or partners of the relevant Party immediately prior thereto will again own, directly or indirectly, beneficially or legally, more than 50% of the voting rights attached to the outstanding voting shares, units or partnership interests of the relevant Party or surviving entity.

1.25	Clearance Template means the template set forth in Exhibit 1.25.
1.26

Clinical Phase I Study means a study in humans which provides for the first administration to humans of a product, conducted in healthy volunteers or patients to obtain information on product safety, tolerability, pharmacological activity or pharmacokinetics, as more fully defined in 21 C.F.R. § 312.21(a) or the non-United States equivalent thereof. For the avoidance of doubt, a Clinical Phase I Study may generate sufficient data (if successful) to commence pivotal studies/Clinical Phase III Studies, but it shall not constitute a Clinical Phase II Study.

1.27

Clinical Phase II Study means a clinical study (other than a Clinical Phase I Study) in humans of the safety, dose ranging and efficacy of a product, which is prospectively designed to generate sufficient data (if successful) to commence pivotal studies/Clinical Phase III Studies, as further defined in 21 CFR §312.21(b) or the non-United States equivalent thereof.

1.28

Clinical Phase III Study means a controlled, and usually multicentre, clinical study in humans of the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in humans in the indication being investigated in a manner sufficient to submit an application to obtain Regulatory Approval to market such product, as further defined in 21 CFR §312.21I or the non-United States equivalent thereof.

1.29	Clinical Studies means all Clinical Phase I Studies, Clinical Phase II Studies and Clinical Phase III Studies, including pivotal studies.
1.30	CMC has the meaning set forth in clause 1.31.
1.31

CMC Development means all research and development activities conducted in respect of the Manufacture of GSK Products, including chemistry, manufacturing and control (CMC), creation of master and working cell banks, test method development and stability testing, process development, manufacturing scale-up, qualification and validation, quality assurance and quality control processes and techniques.

1.32	CMO means a contract manufacturing organisation.
1.33	CoC Product has the meaning set forth in clause 2.9.
1.34	Combination Product means a product that is:
(i)	a single pharmaceutical formulation containing Drug Substances associated with a GSK Product and one or more other therapeutically or prophylactically active pharmaceutical ingredients ############;
(ii)

any combination therapy comprised of a Finished Product and one or more other therapeutically or prophylactically active products, that is (x) priced and sold in a single package containing such multiple products; or (y) packaged separately but sold together for a single price; or

(iii)

comprised of a Finished Product and a companion or complementary diagnostic, priced and sold in a single package containing such multiple products or packaged separately but sold together for a single price, in each case, including all dosage forms, formulations, presentations, line extensions, and package configurations. For clarity, #################################### shall not be a Combination Product, unless it is (A) combined with another therapeutically or prophylactically active ingredient/product or (B) comprised of a Finished Product and a companion or complementary diagnostic product, as set forth in paragraph (i), (ii) or (iii) above.

1.35

Commercialisation means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a GSK Product, including activities related to marketing, promoting, distributing, importing and exporting of GSK Products and interacting with Regulatory Authorities regarding any of the foregoing. For the avoidance of doubt, “Commercialisation” does not include the Manufacture of GSK Products. When used as a verb, to Commercialise and Commercialising means to engage in Commercialisation, and Commercialised has a correlative meaning.

1.36

Commercially Reasonable Efforts means, ################################################################ ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ##############################

1.37	Confidential Information means all Know-How, Development Data or other information of a Party, whether or not marked confidential or proprietary, including:
(i)

all communications between the Parties or information of whatever kind whether recorded or not and, if recorded, in whatever medium, relating to or arising out of this Agreement, whether disclosed prior to or after entering into this Agreement; and

(ii)	all copies and excerpts of the communications, information, notes, reports and documents in whatever form referred to in paragraph (i) of this definition.

For purposes of the confidentiality obligations set forth herein, (a) Disclosed Know-How will be deemed Confidential Information of CureVac; and (b) Joint Technology IP, and the terms and conditions of this Agreement, will be deemed Confidential Information of both Parties. Confidential Information also includes all confidential information exchanged between the Parties pursuant to CLA1 and CLA2.

1.38

Control means, with respect to any material, information or Intellectual Property right, that a Party(i) owns such material, information or Intellectual Property right, or (ii) has a licence to or right to use or grant access to such material, information or Intellectual Property right, in each case of (i) or (ii), without violating the terms of any agreement or other arrangement with a Third Party. Controls and Controlled have a correlative meaning.

1.39

Cover means, (i) with respect to a claim of a Patent Right, that such claim would be infringed, absent a licence, by the Development, Manufacture or Commercialisation of a GSK Product, or (ii) with regard to Know-How, that the use or disclosure of such Know-How without a licence would be actionable. Covered and Covering have a correlative meaning.

1.40	CRO means a contract research organisation or a contract development and manufacturing organisation.
1.41

CureVac Background Technology means all Patent Rights and Know-How Controlled by CureVac and its Affiliates at the Effective Date or generated or acquired by or on behalf of CureVac or its Affiliates during the Term outside the scope of this Agreement, including the Disclosed Know-How and excluding the Joint Technology IP.

1.42

CureVac Development Data means: (i) CMC development data (including records of manufactured batches); (ii) any non-clinical findings, results and other research data relating to the CureVac Products, in any format; (iii) the formal reports (such reports to include all methodological details) of preclinical studies, and Graphpad (if available) or Excel data files containing the data from such preclinical studies, such data in each case of (i), (ii) and (iii) required for the development, manufacture and commercialisation of the CureVac Products, including INDs and other regulatory filings and registration dossiers, or generated in the performance of the CureVac Programs.

1.43

CureVac Elements means mRNA, CureVac LNP, CVCM and other technology or information, each as described in the Disclosed Know-How or within the scope of the specifications of the CureVac Patent Rights (excluding any Invention or Know-How jointly owned by the Parties), and excluding Modified mRNA.

1.44	CureVac LNP means any LNP Covered by any CureVac Patent Rights.

1.45	CureVac Foreground Technology has the meaning set forth in clause 5.3.
1.46	CureVac Indemnified Parties has the meaning set forth in clause 9.1.
1.47	CureVac Licensed IP has the meaning set forth in clause 2.2.1.
1.48	CureVac Patent Assignment means the joint patent assignment agreement dated on or about the date of this Agreement between GSK, as assignor, and CureVac, as assignee.
1.49	CureVac Patent Right(s) means all Patent Rights within the CureVac Background Technology that are:
(i)

Controlled by CureVac or its Affiliates (A) as at the Effective Date and (x) listed in Exhibit 1.49 or (y) that are otherwise necessary for the Development, Manufacture or Commercialisation of a GSK Product (each, an Existing CureVac Patent Right), or (B) during the Term and that Cover Disclosed Know-How; and

(ii)

reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re- validations, patents of addition, supplementary protection certificates or the equivalents thereof, continuations, national phase entries, continuations-in-part and divisionals thereof of any Patent Right in limb (i) or any Patent Right claiming priority therefrom.

For the avoidance of doubt, CureVac Patent Rights includes the Patent Rights Covering the CureVac LNP, and excludes the Patent Rights comprised in the Licensed LNP IP and the Licensed Other IP.

1.50	CureVac Product means the: (i) PIV/hMPV Products; and (ii) ExPEC Products.
1.51

CureVac Programs means any and all Development, Manufacturing and Commercialisation activities conducted by GSK and its Affiliates (prior to the Effective Date), and by CureVac, its Affiliates and sublicensees in respect of the CureVac Products.

1.52

CVCM means CureVac’s next generation mRNA delivery vehicle, also referred to as “CureVac Carrier Molecule™”, which is disclosed in patent family ######################################################################## that is appropriate for the formulation of Drug Substance.

1.53

CVnCoV means the vaccine named CVnCoV, Developed and Controlled by CureVac and targeting the SARS-CoV-2 Pathogen, which: ##################################################################################### #########################################################

1.54

Development means all research, non-clinical, and clinical testing and drug development activities conducted in respect of the GSK Products, including those necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining Regulatory Approvals and to successfully Develop, Manufacture and Commercialise the GSK Products for use in the Field (including CMC Development, delivery system development, mRNA sequence optimisation, protein design, non-clinical testing, mechanism of action studies, toxicology, pharmacokinetics, clinical studies, regulatory affairs activities, statistical analysis and report writing, submission of documents, market research, pharmacoeconomic studies, and epidemiological/real world data studies). Development means both (a) non-clinical and clinical Development, and (b) CMC Development. Develop and Developed have a correlative meaning.

1.55	Development and Regulatory Milestone Event has the meaning set forth in clause 4.3.1.
1.56	Development and Regulatory Milestone Payment has the meaning set forth in clause 4.3.1.
1.57

Development Data means: (i) CMC Development data (including records of Manufactured batches); (ii) any non-clinical or clinical findings, results and other research data relating to the GSK Products, in any format; and (iii) the formal reports of preclinical toxicology studies and Clinical Studies, such data in each case of (i), (ii) and (iii) required for the Development, Manufacture and Commercialisation of the GSK Products, including INDs and other regulatory filings and registration dossiers.

1.58

Disclosed Know-How means all Know-How Controlled by CureVac or any of its Affiliates as at the Effective Date (including any Know-How licensed under the Existing In-Licences) that was shared or disclosed by CureVac or any of its Affiliates with GSK or any of its Affiliates prior to the Effective Date (or is shared or disclosed during any related transition or wind-down activities carried out pursuant to this Agreement and the TSA, or to the extent requested by GSK in writing pursuant to clause 3.3.2 as part of the TSA, in each case, as documented in writing in accordance with the process set out in the TSA), including the Know-How that was shared by CureVac through the filesharing sites listed in Exhibit 1.58.

1.59	Disclosing Party means: (i) in the case of CureVac, CureVac and its Affiliates; and (ii) in the case of GSK, GSK and its Affiliates.
1.60	Disclosure Letter has the meaning set forth in clause 9.4.
1.61	Dispute has the meaning set forth in clause 12.5.2.
1.62	Drug Substance means the active ingredient(s) of a GSK Product, being one or more mRNA molecules which contains the genetic information for the relevant Antigen(s).
1.63	Effective Date has the meaning set forth in the A&R Deed.
1.64	EMA means the European Medicines Agency.
1.65	Existing CureVac Patent Right has the meaning set forth in clause 1.49.
1.66	Existing Development Data means any Development Data existing as at the Effective Date or generated during the course of activities conducted under the TSA.
1.67	Existing ####### In-Licence means the patent rights licence agreement between CureVac and #####################################

1.68       Existing  In - Licences  means  the: (i)  LNP  Agreements;  (ii)  Existing ######### In - Licence; and (iii) Existing ###### Technology In-Licence.

1.69       Existing ############ Technology  In - Licence  means the licence agreement ############################### between    CureVac    and #############################################################################################

1.70	ExPEC Product means any mRNA-Based vaccine targeting ####################################
1.71	FDA means the U.S. Food and Drug Administration.
1.72	Field means any and all prophylactic or therapeutic uses for the prevention, delay of onset or treatment of any disease in humans caused by any Influenza Pathogen or the SARS-CoV-2 Pathogen.
1.73	Financial Partner has the meaning set forth in clause 7.4.1(iv).
1.74	Finished Product means, for a given GSK Product, the final presentation of that GSK Product, as registered in the applicable Regulatory Approval.
1.75

First Commercial Sale means, on a GSK Product-by-GSK Product and country-by-country basis, the first sale of a GSK Product by or on behalf of GSK or its Affiliates or Sublicensees, such as but not limited to, sales to a Third Party wholesaler, pharmacy, outpatient clinic, inpatient clinic, hospital, dispensing physician or government agency in a given country after necessary Regulatory Approval has been granted with respect to that GSK Product in such country, provided that in the event of a sale of a GSK Product prior to Regulatory Approval #################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################ For avoidance of doubt, any sale of a GSK Product by GSK to an Affiliate or Sublicensee or subcontractor is not a First Commercial Sale.

1.76

First-Gen COVID Product means (i) CVnCoV, and each vaccine Controlled by CureVac targeting the SARS-CoV-2 Pathogen that incorporates the First-Gen mRNA Construct (and not, for the avoidance of doubt, any other mRNA backbone), including vaccines modified to address ####################################################### and (ii) each vaccine that incorporates the First-Gen mRNA Construct (and not, for the avoidance of doubt, any other mRNA backbone) boosting the immune response from a primary vaccination with a First-Gen COVID Product or another vaccine targeting the SARS-CoV-2 Pathogen.

1.77

First-Gen mRNA Construct means the backbone (otherwise referred to as the non-coding region) of CVnCoV, further details of which are set out in the dossier forming part of each application for Regulatory Approval.

1.78	Foreground Technology means the CureVac Foreground Technology and/or GSK Foreground Technology, as applicable.
1.79

FTE shall mean, with respect to a person, the equivalent of the work of one employee full time for one year (consisting of at least ######### working hours per year (with no further reductions for vacations and holidays)). Overtime, and work on weekends, holidays and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. The portion of a FTE billable by CureVac for one individual during a given accounting period shall be determined by dividing the number of hours worked by said individual on the work to be conducted under the Agreement during such accounting period by the number of FTE hours applicable for such accounting period based on

#### working hours per year. FTE shall not include personnel undertaking general corporate activities including, by way of example only, investor relations, business development or legal affairs, except if and to the extent expressly agreed in the TSA for certain personnel (e.g., IT personnel).

1.80

FTE Rate shall mean, for the period commencing on the Effective Date until such time as the Parties mutually agree otherwise, an annual rate of ###########. The FTE Rate shall include all fully loaded costs, including costs of salaries (including overtime), benefits, other employee costs, overhead and supporting general and administration allocations. CureVac may increase the FTE Rate for inflation on an annual basis based upon the percentage increase in the Consumer Price Index for Germany.

1.81	FTO Licence Notice has the meaning set forth in clause 2.9.2(ii).
1.82	FTO Licence Notice Period has the meaning set forth in clause 2.9.2(ii).
1.83	GMP III Manufacturing Facility means CureVac’s GMP manufacturing facility currently at

###############################.

1.84	GMP IV Manufacturing Facility means CureVac’s GMP manufacturing facility currently at

###############################.

1.85

Government Official (where “government” means all levels and subdivisions of governments, i.e. local, regional, national, administrative, legislative, executive, or judicial, and royal or ruling families) means: (a) any officer or employee of a government or any department, agency or instrumentality of a government (which includes public enterprises, and entities owned or controlled by the state); (b) any officer or employee of a public international organisation such as the World Bank or United Nations; (c) any officer or employee of a political party, or any candidate for public office; (d) any person defined as a government or public official under Applicable Law (including anti-bribery and corruption laws) and not already covered by any of the above; and/or (e) any person acting in an official capacity for or on behalf of any of the above. “Government Official” shall include any person with close family members who are Government Officials (as defined above) with the capacity, actual or perceived, to influence or take official decisions affecting a Party's business.

1.86	GSK Additional Patent means the Patent Rights set forth in Exhibit 1.86.
1.87

GSK Background Technology means the Patent Rights and Know-How Controlled by GSK at the Effective Date or generated or acquired by or on behalf of GSK during the Term outside the scope of this Agreement, excluding the Joint Technology IP.

1.88	GSK COVID Product means each GSK Product targeting the SARS-CoV-2 Pathogen, but excluding any First-Gen COVID Product and GSK Influenza COVID Product.
1.89	GSK COVID Program means any and all Development, Manufacturing and Commercialisation activities conducted by GSK, its Affiliates and Sublicensees in respect of GSK COVID Products.
1.90	GSK Foreground Technology has the meaning set forth in clause 5.3.
1.91	GSK Indemnified Parties has the meaning set forth in clause 9.2.

1.92	GSK Influenza COVID Product means each GSK Product targeting: (i) the SARS-CoV-2 Pathogen; and (ii) the Influenza Pathogen.
1.93	GSK Influenza COVID Program means any and all Development, Manufacturing and Commercialisation activities conducted by GSK, its Affiliates and Sublicensees in respect of GSK Influenza COVID Products.
1.94

GSK Influenza (Pre-)Pandemic Product means each GSK Product targeting the Influenza Pathogen, that has been designed specifically to target strains of an Influenza Pathogen with Influenza Pandemic Potential, but excluding any GSK Influenza COVID Product.

1.95

GSK Influenza (Pre-)Pandemic Program means any and all Development, Manufacturing and Commercialisation activities conducted by GSK, its Affiliates and Sublicensees in respect of GSK Influenza (Pre-)Pandemic Products.

1.96	GSK Influenza Product means a: (i) GSK Influenza Seasonal Product; (ii) GSK Influenza Universal Product; or (iii) GSK Influenza (Pre-)Pandemic Product.
1.97

GSK Influenza Seasonal Product means each GSK Product targeting the Influenza Pathogen, expected to require a seasonal adjustment of the included Antigen Variants in light of the WHO’s recommendations regarding the influenza virus strains expected to prevail in a given season, but excluding any GSK Influenza COVID Product.

1.98

GSK Influenza Seasonal Program means any and all Development, Manufacturing and Commercialisation activities conducted by GSK, its Affiliates and Sublicensees in respect of GSK Influenza Seasonal Products.

1.99

GSK Influenza Universal Product means each GSK Product targeting the Influenza Pathogen, offering broad protection over multiple years without an expected need for seasonal adjustment of the Antigen Variants included therein, but excluding any GSK Influenza COVID Product.

1.100

GSK Influenza Universal Program means any and all Development, Manufacturing and Commercialisation activities conducted by GSK, its Affiliates and Sublicensees in respect of GSK Influenza Universal Products.

1.101	GSK Licensed Patent means the Patent Rights set forth in Exhibit 1.101.
1.102

GSK Patent and Contract Assignment means the joint patent and contract assignment agreement dated on or about the date of this Agreement between CureVac, as assignor, and GSK, as assignee, which includes a transfer to GSK of the ######## Licence.

1.103

GSK Product Family means each of: (i) all GSK Influenza Seasonal Products; (ii) all GSK Influenza Universal Products; (iii) all GSK Influenza (Pre-)Pandemic Products; (iv) all GSK COVID Products; and (v) all GSK Influenza COVID Products. For the avoidance of doubt, each GSK Product Family includes all strain adjustments of any GSK Product in that GSK Product Family.

1.104

GSK Products means mRNA-Based vaccines targeting the GSK Targets, (A) which are Developed by or on behalf of GSK or any of its Affiliates or Sublicensees licensed under clause 2.2.2 and, on a country-by-country basis, in respect of which GSK or any of its Affiliates or Sublicensees licensed under clause 2.2.2 controls the right to Develop, Manufacture and Commercialise (by itself or through Third Parties) that vaccine or (B) on a country-by-country basis, in respect of which GSK or any of its Affiliates or Sublicensees licensed under clause 2.2.2 has acquired (whether by asset sale or licence) the right to Develop, Manufacture and Commercialise (by itself or through Third Parties) that vaccine. For the avoidance of doubt, “GSK Products” includes: (i) GSK COVID Products; (ii) GSK Influenza Seasonal Products; (iii) GSK Influenza Universal Products; (iv) GSK Influenza (Pre-)Pandemic Products; and (v) GSK Influenza COVID Products. ##################################################################################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################# For the avoidance of doubt, if GSK or any of its Affiliates or Sublicensees licensed under clause 2.2.2 Manufacture or Commercialise an mRNA-Based vaccines targeting a GSK Target, but did not Develop or acquire (whether by asset sale or licence) that mRNA-Based vaccine, including where GSK is acting as a CMO or distributor in respect of that vaccine, that mRNA-Based vaccine will not be a GSK Product for the purposes of this Agreement.

1.105

GSK Programs means any and all Development, Manufacturing and Commercialisation activities conducted by GSK, its Affiliates and Sublicensees in respect of the GSK Products, including the GSK COVID Program, GSK Influenza COVID Program, GSK Influenza (Pre-)Pandemic Program GSK Influenza Seasonal Program, and GSK Influenza Universal Program.

1.106	GSK Targets means: (i) the SARS-CoV-2 Pathogen; and (ii) the Influenza Pathogen.
1.107	ICMJE means the International Committee of Medical Journal Editors.
1.108	Improvement means any improvement made to any technology or Know-How licensed under this Agreement after the Effective Date.
1.109

IND means an investigational new drug application filed with, and accepted by, the FDA prior to beginning clinical trials in humans in the United States, or any comparable application to and acceptance by the Regulatory Authority of a country or group of countries other than the U.S. thereto, including EMA, prior to beginning clinical trials in humans in that country or in that group of countries.

1.110

Influenza Pandemic Potential means, in relation to an Influenza Pathogen, that it is either (i) listed in the WHO list of “Priority Diseases” (as amended from time to time) or such equivalent category as may be used by the WHO from time-to-time to denote viruses it considers to have pandemic potential, or (ii) designated by GSK in good faith as having the potential to cause a pandemic.

1.111	Influenza Pathogen means any influenza virus, including influenza A and influenza B.
1.112	Initiation means, with respect to a Clinical Study, the first administration of the first subject in such Clinical Study, and Initiated has a correlative meaning.
1.113

Intellectual Property means (i) copyright, Patent Rights, database rights and rights in trade marks, trade names, get-up, logos, trade dress, domain names, designs, Know-How, rights in inventions and confidential information (whether registered or unregistered or capable of registration); (ii) applications for registration for, and the right to apply for registration of, any of these rights; and

(iii) all other intellectual property rights and equivalent or similar forms of protection existing anywhere in the world.

1.114

Invention means an invention or discovery, whether or not patentable, discovered, made, conceived and/or first reduced to practice after the Effective Date arising from the performance of activities under this Agreement.

1.115	IP Consultation Group has the meaning set forth in clause 6.11.
1.116

Joint Technology IP means any Intellectual Property jointly owned by GSK and CureVac and generated under CLA1 or CLA2 prior to the Effective Date, including the Patent Rights listed in Exhibit 1.116, excluding any Assigned GSK Patents and Assigned CureVac Patents. For the avoidance of doubt, as far as GSK and CureVac are aware, there are no “CureVac Inventions With GSK Contribution” or “GSK Inventions With CureVac Contribution” (as defined in CLA1) under CLA1 prior to the Effective Date.

1.117

Know-How means all technical, scientific and other information, inventions, discoveries, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, expressed ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, Development Data, results, non- clinical, clinical, safety, process and Manufacturing and quality control data and information (including trial designs and protocols), registration dossiers, in each case, solely to the extent not in the public domain.

1.118	Licensed LNP means the LNP that is Controlled by CureVac as at the Effective Date pursuant to the LNP Agreements.
1.119	Licensed LNP IP means the Patent Rights and Know-How licensed pursuant to the LNP Agreements and sublicensed to GSK by CureVac.
1.120	Licensed Other IP means the Patent Rights and Know-How licensed pursuant to the Existing ######## In-Licence and Existing ######## Technology In-Licence, and sublicensed to GSK by CureVac.
1.121	LNP means a lipid nanoparticle system comprised of individual lipid components at specific ratios, which are manufactured in such a manner to encapsulate and deliver mRNA into a target cell.
1.122	LNP Agreements means the non-exclusive licence agreement between CureVac and ######################## and the non-exclusive licence agreement between CureVac and #############################
1.123	LNP Licence has the meaning set forth in clause 2.2.3.
1.124	LNP Provider means #########################
1.125	Major Markets means ########################################
1.126

Manufacture means all manufacturing operations (including for Drug Substance, drug product, fill and finish, packaging and labelling) for GSK Products, including all activities related to the preparation and use of master and working cell banks, making, production, processing, purifying, formulating, filling, and finishing, of the Finished Product, or any intermediate thereof, pre-clinical, clinical and commercial production, product, stability testing, quality assurance, and quality control. Manufactured and Manufacturing have a correlative meaning.

1.127	Marketing Approval means, in respect of a GSK Product in a country, the Regulatory Approval(s) required to place that GSK Product on the market in that country.
1.128	Material means each material listed in Exhibit 3.3.3.
1.129

Modified mRNA means an mRNA in which ##############################################################
#############################################################################################################################################.

1.130

mRNA means a replicating or non-replicating polynucleotide ############################################# that is capable of directing the cellular machinery of a cell to produce polypeptide and a ################################### and contains cytosine, guanine, uracil and adenine nucleosides or chemically modified analogues thereof such as Modified mRNA.

1.131	mRNA-Based means, with respect to a vaccine, that the vaccine Antigen is encoded by one or more mRNAs.
1.132	Negotiation Period has the meaning set forth in clause 2.9.2(ii)(B).
1.133

Net Sales means the gross invoice price of any GSK Product sold by GSK, its Affiliates or Sublicensees directly to a Third Party, less the following deductions if and to the extent such deductions to unaffiliated entities are actually allowed and granted:

1.134	Non-Breaching Party has the meaning set forth in clause 10.3.
1.135	Non-Payment Dispute has the meaning set forth in clause 12.5.4.
1.136	Party means CureVac or GSK, as applicable (together, the Parties).
1.137	Patent Assignments means the GSK Patent and Contract Assignment and the CureVac Patent Assignment.
1.138	Patent Challenge means, in respect of a Patent Right, an action in a court of competent jurisdiction challenging the validity, enforceability, or patentability of that Patent Right.

1.139###### Dispute has the meaning set forth in clause 12.5.5.

1.140

Patent Rights means any and all patents and patent applications, including provisional and non- provisional applications, reissues, extensions, substitutions, confirmations, re-registrations, re- examinations, re-validations, patents of addition, supplementary protection certificates or the equivalents thereof, continuations, continuations-in-part and divisionals thereof and all foreign counterparts, and the like of any of the foregoing.

1.141	Pathogen means any infectious disease-causing agent such as a virus, bacterium, fungus, protozoan or other type of microorganism.
1.142	Pathogen Combination Product means each mRNA-Based vaccine targeting one or more GSK Targets and one or more Pathogens that are not GSK Targets.
1.143

Person means an individual, firm, company, corporation, association, trust, estate, state or agency of a state, government or government department or agency, municipal or local authority and any other entity, whether or not incorporated and whether or not having a separate legal personality.

1.144	PIV/hMPV Product means any mRNA-Based vaccine #################################################.
1.145	Pre-Contractual Statement has the meaning set forth in clause 12.7.3.

1.146

Quality Agreement means a quality agreement between CureVac and GSK setting out further administrative, technical and quality provisions regarding the Manufacture and supply of a GSK Product (or intermediary version thereof) for Development or Commercialisation purposes, as applicable.

1.147	Receiving Party means: (i) in the case of GSK, CureVac and its Affiliates; and (ii) in the case of CureVac, GSK and its Affiliates.
1.148

Regulatory Approval means any and all approvals (including supplements, amendments, pre- and post-approvals, pricing and reimbursement approvals), licences, registrations or authorisations (including marketing and labelling authorisations) of any national, supra-national, regional, state or local Regulatory Authority, department, bureau, commission, council or other governmental entity, that are necessary for the Development, registration, Manufacture (including formulation), distribution, use, sale, import or export of a GSK Product in a given jurisdiction.

1.149

Regulatory Authority means any competent regulatory or governmental authority which regulates any aspect of the Development, Manufacturing or Commercialisation of a GSK Product, including those specifically referred to in this Agreement.

1.150

Regulatory Exclusivity means, on a country-by-country and GSK Product-by-GSK Product basis, an additional protection, other than patent protection, granted by a Regulatory Authority that confers an exclusive period during which GSK or its Affiliates or Sublicensees have the exclusive right to market or sell a GSK Product in such country through a regulatory exclusivity right (e.g., new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, paediatric exclusivity, or any applicable data exclusivity), provided that regulatory exclusivity will only be deemed to exist in a country if (i) Applicable Laws, and the guidance, policies and practice of the competent Regulatory Authority allow other mRNA-Based products to qualify as generic or biosimilar versions of a GSK Product; and (ii) as a result, absent or after the expiry of the regulatory exclusivity right, such mRNA-Based products can enter the market of the country in question with substantially lower development investment.

1.151

Regulatory Intervention means, in respect of a GSK Program, if: ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ###################################################################################.

1.152	Relevant US Patents means the patents set forth in Exhibit 1.152.
1.153	Requesting Party has the meaning set forth in clause 3.3.1(ii).
1.154	Royalty Term has the meaning set forth in clause 4.2.2.
1.155

Safety Reason means, in respect of a GSK Program, ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ##################################

#################################################################################################### ############

1.156	Sales Milestone Event has the meaning set forth in clause 4.3.2.
1.157	Sales Milestone Payment has the meaning set forth in clause 4.3.2.
1.158	Sanctions & Trade Controls has the meaning set forth in clause 8.3.
1.159	SARS-CoV-2 Pathogen means the virus known as SARS-CoV-2.
1.160	Signing Date has the meaning set forth in the A&R Deed.
1.161	Specified CureVac Patents means the Patent Rights listed in Exhibit 1.161.
1.162

####### Licence means the non-exclusive licence agreement between CureVac and ################################################################################################### ########################

1.163

Sublicensee means any Third Party licensee that obtains rights to the CureVac Licensed IP under a sublicence granted by GSK, its Affiliates or another Sublicensee, in each case, in accordance with clause 2.

1.164     Sublicensing Revenue means ########################################################################## ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### ########

1.165	Term has the meaning set forth in clause 10.1.
1.166	Territory means the entire world.
1.167	Third Party means any Person, other than the Parties and their respective Affiliates.
1.168	Third Party Product means mRNA-Based vaccines targeting the GSK Targets that are not GSK Products or First-Gen COVID Products.
1.169	TSA has the meaning set forth in clause 3.3.1(i).
1.170	Undisputed Amount has the meaning set forth in clause 4.5.2.

1.171

Valid Claim means, in respect of a Patent Right, either (a) a claim of an issued and unexpired patent that has not been revoked or held permanently unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been found or admitted to be abandoned, disclaimed, denied, invalid or unenforceable through re-examination, reissue or disclaimer or otherwise, or (b) a claim of a pending patent application for which that application has not been pending for more than ##### from the date of its priority filing date and which claim has not been irretrievably revoked, irretrievably cancelled, irretrievably withdrawn, held invalid or abandoned by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period), or finally determined to be unallowable in a decision from which an appeal cannot or can no longer be taken. For clarity, a claim of an issued patent that ceased to be a Valid Claim before it issued because it had been pending too long, but subsequently issues and is otherwise described by (a), shall again be considered to be a Valid Claim once it issues. The same principle shall apply in similar circumstances such as if, for example (but without limitation), a final rejection of a claim is overcome.

1.172

VAT and Indirect Taxes means any value added, sales, purchase, turnover or consumption tax as may be applicable in any relevant jurisdiction, including but not limited to value added tax chargeable under legislation implementing Council Directive 2006/112/EC.

1.173	WHO means the World Health Organisation.
1.174	WIPO has the meaning set forth in clause 12.5.3.
1.175	Interpretation

In this Agreement, unless the context otherwise requires, a reference to:

(i)	a paragraph, clause, or exhibit is a reference to a paragraph, clause, or exhibit to this Agreement;
(ii)	any document includes a reference to that document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;
(iii)	a statute or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(iv)	the singular includes the plural and vice versa, except as it regards the definitions of Party and Parties;
(v)	“written” and “in writing” include any means of reproducing words, figures or symbols in a tangible and visible form, including acknowledged email;
(vi)

“include”, “includes” and “including” means including without limitation, or like expression unless otherwise specified, and “for example”, “e.g.”, “such as” and similar words or phrases are descriptive, not limiting; and

(vii)	any reference to “demonstrable” costs and expenses means those costs and expenses can be evidenced in writing.

2.	LICENCES; EXCLUSIVITY.
2.1	CLA amendment. On the Effective Date, CLA1 and CLA2 will be amended and restated on the terms set out in this Agreement.
2.2	Licence grants to GSK.
2.2.1

Exclusive licence under CureVac Licensed IP. Subject to the terms and conditions of this Agreement (including clause 6.13) and subject to the disclosures as set forth in the Disclosure Letter, on a GSK Product-by-GSK Product basis, CureVac hereby grants to GSK, and GSK hereby accepts: (i) a worldwide, non-transferable (except in accordance with clause 12.1), royalty-free, sublicensable (through multiple tiers, subject to clause 2.2.2), exclusive licence to use (x) the CureVac Patent Rights, (y) the Disclosed Know- How and (z) CureVac’s interest in the Joint Technology IP (together, the CureVac Licensed IP) for the Development and Manufacture of the GSK Products for use in the Field in the Territory; and (ii) a worldwide, royalty-bearing, sublicensable (through multiple tiers, subject to clause 2.2.2), exclusive licence to use the CureVac Licensed IP for the Commercialisation of the GSK Products for use in the Field in the Territory. Subject to the disclosures as set forth in the Disclosure Letter, and subject to clause 6.13, the licence granted under this clause 2.2.1 will be exclusive as to Third Parties and to CureVac and its Affiliates, provided that CureVac and its Affiliates retain the rights set forth in clause 3.3.3.

2.2.2

Sublicensing requirements (GSK Products). In respect of any sublicence to a Third Party under clause 2.2.1, GSK shall: :################################################################################## ############################################################################################ ############################################################################################ ############################################################################################ ######################################################################################; ##### ############################################################################################ ##################################################### CureVac acknowledges that all information provided to CureVac by GSK under this clause 2.2.2 shall be deemed Confidential Information of GSK and shall be subject to the terms and conditions of clause 7. For the avoidance of doubt, ############################################################################################ ############################################################################################ ##################

2.2.3

Licence under Licensed LNP IP. Subject to the terms and conditions of this Agreement, the terms and conditions set forth in Exhibit 2.2.3, and subject to the disclosures as set forth in the Disclosure Letter, on a GSK Product-by-GSK Product basis, CureVac hereby grants to GSK, and GSK hereby accepts: (i) a worldwide, royalty-free, non-exclusive sublicence under the LNP Agreements to use the Licensed LNP IP for the Development and Manufacture of the GSK Products for use in the Field in the Territory; and (ii) a worldwide, royalty-bearing, non-exclusive licence to use the Licensed LNP IP for the Commercialisation of the GSK Products for use in the Field in the Territory (LNP Licence). Within ##### following the Effective Date, the Parties will agree on a redacted copy of this Agreement (excluding any commercially confidential information) that CureVac can provide to the LNP Provider in accordance with its obligations under the LNP Agreements. GSK shall have the right to sublicence its rights under this clause 2.2.3 to any of its Affiliates and Third Parties for GSK Products, in accordance with the LNP

Agreements. For the avoidance of doubt, this clause 2.2.3 will not restrict GSK or any of its Affiliates to subcontract any of its Development or Manufacturing activities to a CRO, CMO or other service provider of GSK or its Affiliate in accordance with the LNP Agreements.

2.2.4

Licence under Existing #####   In-Licence and Existing ##### Technology In- Licence. Subject to the terms and conditions of this Agreement, and subject to the disclosures as set forth in the Disclosure Letter, on a GSK Product-by-GSK Product basis, CureVac hereby grants to GSK, and GSK hereby accepts: (i) a worldwide, royalty-free, non-exclusive sublicence under the Existing ##### In-Licence and Existing Technology In-Licence to use the Licensed Other IP for the Development and Manufacture of the GSK Products for use in the Field in the Territory; and (ii) a worldwide, royalty-free, non-exclusive sublicence to use the Licensed Other IP for the Commercialisation of the GSK Products for use in the Field in the Territory. GSK shall have the right to sublicence its rights under this clause 2.2.4 to any of its Affiliates and Third Parties for GSK Products, in accordance with the Existing ##### In-Licence and Existing  #####  Technology In- Licence. For the avoidance of doubt, this clause 2.2.4 will not restrict GSK or any of its Affiliates to subcontract any of its Development or Manufacturing activities to a CRO, CMO or other service provider of GSK or its Affiliate in accordance with the Existing ##### In-Licence and Existing  ##### Technology In-Licence.

2.2.5	Existing In-Licences. Unless and until, in respect of the LNP Agreements, it receives a notice from GSK pursuant to clause 2.7, CureVac undertakes to GSK that:
(i)	it shall maintain and comply with each Existing In-Licence; and
(ii)

it shall not terminate any Existing In-Licence without prior written consent of GSK (not to be unreasonably withheld). Any amendment to an Existing In-Licence made after the Effective Date shall not adversely affect the rights or increase the obligations of GSK or CureVac under this Agreement.

2.2.6

Antigen clearance. If GSK decides to add or change one or more target Antigen(s), other than the primary vaccine Antigen(s) set forth in Exhibit 2.2.3, of a GSK Product in accordance with clause 4.2 of the applicable LNP Agreement, GSK may request in writing that CureVac performs an Antigen clearance under the LNP Agreement(s) and then:

(i)	GSK shall provide all information required to perform such clearance by using the Clearance Template;
(ii)

within                        following receipt of such information from GSK, the Antigen List Rep shall perform an Antigen clearance under the LNP Agreement(s) in accordance with the LNP Agreement(s) to inquire whether such Antigen(s) is/are available for licensing; and

(iii)

within             upon receipt of the confirmation from the LNP Provider that the additional Antigen(s) is/are available for licensing, CureVac shall secure the LNP Licence for such additional Antigen(s) and
###############################                                Upon amendment of the LNP Agreement(s) to include reference to such additional Antigen(s) in accordance with the terms of the LNP Agreement(s), such additional Antigen(s)

will be automatically included in the licence grant under clause 2.2.3. ##########################################################################################

2.2.7

Pathogen Combination Products. Notwithstanding any other provision in this Agreement, GSK may target additional Pathogen(s) or Antigen(s) that are not GSK Targets in a Pathogen Combination Product, provided that nothing in this Agreement operates as a licence to GSK under the CureVac Licensed IP and CureVac Background Technology outside the Field.

2.2.8

Limitation to Field. GSK acknowledges that nothing under this Agreement grants GSK the right to use or otherwise exploit, or for its Affiliates and Sublicensees to use or otherwise exploit, the CureVac Patent Rights, the LNP Agreements or the Disclosed Know-How outside the Field. For the avoidance of doubt, this clause 2.2.8 does not prevent GSK from using any Know-How comprised in the Joint Technology IP in accordance with clause 2.3.1.

2.2.9

Information in the public domain. For the avoidance of doubt, nothing in this clause 2.2, or any other provision of this Agreement (including clause 7), shall limit the right of GSK to use or permit any Third Party to use any technical, scientific and other information, inventions, discoveries, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, expressed ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, Development Data, results, non-clinical, clinical, safety, process and Manufacturing and quality control data and information (including trial designs and protocols), or registration dossiers, in each case, which, from time to time: (i) are in the public domain by use and/or publication, or enter the public domain, through no fault of GSK or its Affiliates, on and from the date they are in the public domain; (ii) are lawfully disclosed to GSK or its Affiliates by a Third Party; or (iii) were developed by GSK independently without use of or access to the Disclosed Know-How.

2.3	Cross-licences under Joint Technology IP.
2.3.1

GSK shall have the right to use, and grant non-exclusive licences and sublicences (through multiple tiers) under, the Joint Technology IP for any and all purposes. Without prejudice to clause 2.2.1, CureVac hereby grants to GSK, and GSK hereby accepts, a worldwide, royalty-free, perpetual, sublicensable (through multiple tiers), non-exclusive licence under CureVac’s interest in the Joint Technology IP, including Know-How comprised in Joint Technology IP, for any and all purposes.

2.3.2

CureVac shall have the right to use, and grant non-exclusive licences and sublicences (through multiple tiers) under, the Joint Technology IP for any and all purposes, subject to the licence granted to GSK under clause 2.2.1. GSK hereby grants to CureVac, and CureVac hereby accepts, a worldwide, royalty-free, perpetual, sublicensable (through multiple tiers), non-exclusive licence under its interest in the Joint Technology IP, including Know-How comprised in Joint Technology IP, for any and all purposes, subject to the licence granted to GSK under clause 2.2.1.

2.4	Brand IP.
2.4.1	GSK responsibility. As between the Parties, GSK shall be solely authorised to determine the brand, trade name, logo and trade dress under which the GSK Products are Commercialised (Brand IP).
2.4.2

Restrictions. CureVac shall not, and shall procure that its Affiliates will not, during the Term: (i) use or attempt to use any marks, brands or trade dress identical or confusingly similar to those covered by the Brand IP of GSK or its Affiliates; (ii) register or attempt to register or procure the registration anywhere in the world of any mark as a trade mark for any goods or services or as a domain name that is the same as or confusingly similar to the Brand IP for the Finished Products; (iii) challenge the ownership of the Brand IP belonging to GSK or its Affiliates, except if Brand IP is prosecuted in breach of this Agreement; or (iv) register or attempt to register or procure the registration of or use any mark or domain name that incorporates the letters ####### either as a prefix or a suffix for use in connection with a pharmaceutical product. This clause 2.4.2 and the covenants set forth herein shall not apply to a Third Party (or such Third Party’s Affiliate) that becomes an Affiliate of CureVac solely as a result of a Change of Control.

2.5

Documents and declarations. Each Party shall execute all documents, give all declarations regarding the licences granted hereunder and reasonably cooperate with any other Party to the extent such documents, declarations and/or cooperation are required or desirable for the recording or registration of the licences granted hereunder at the various patent offices in the Territory.

2.6

Product composition. For the avoidance of doubt, GSK shall be solely responsible for (and shall have sole decision-making rights for) the composition of a GSK Product, including adding or changing Antigens or Antigen Variants, as well as the primary vaccine Antigen. For the avoidance of doubt, subject to clause 2.2.6,##################################################################################################################################################################

2.7

Replacement LNP licence. If GSK obtains any licence from the LNP Provider in substitution for any licence obtained by CureVac under an LNP Agreement, GSK may notify CureVac in writing and CureVac may terminate that licence under the relevant LNP Agreement. As at the effective date of termination of that licence under the relevant LNP Agreement (and, in any event, no later than  ###### after the date GSK notifies CureVac under this clause 2.7), GSK’s licence under clause 2.2.3 in respect of that licence under the relevant LNP Agreement will terminate and clause 4.2.6 will take effect.

2.8	Sublicensing right for Third Party Products.
2.8.1

Non-exclusive licence under CureVac Patent Rights and Joint Technology IP. Subject to the terms and conditions of this Agreement (including clauses 4.2.10 and 6.13), CureVac hereby grants to GSK, and GSK hereby accepts, an exclusive, non-transferable (except in accordance with clause 12.1), worldwide licence to grant Third Parties a non-exclusive sublicence to use (i) the CureVac Patent Rights and (ii) CureVac’s interest in the Joint Technology IP for the Development, Manufacture and Commercialisation of Third Party Products for use in the Field in the Territory, provided that, without prejudice to clause

4.2.7, GSK may not (i) ########################################################################## ############################################################################################# ############################################################################################# ############################################################################################# ############################################################################################# ############################################################################################# ####                          ############################################################################ #################       , or (ii) ####################################################.

2.8.2

Sublicensing requirements (Third Party Products). In respect of any sublicence to a Third Party under clause 2.8.1, GSK shall: (i) ensure ##############################################################          ################### ###########################################              and (ii) send to CureVac ############################################################## , subject to the reasonable redaction of confidential information. CureVac acknowledges that all information provided to CureVac by GSK under this clause 2.8.2 shall be deemed Confidential Information of GSK and shall be subject to the terms and conditions of clause 7.

2.9

Mergers and acquisitions. If there is a Change of Control of GSK, or if GSK or any of its Affiliates is the Acquiring Entity of a Third Party, and the Acquiring Entity Family or the Acquired Entity Family, as applicable, owns or controls any Third Party Product(s) prior to the closing of that Change of Control transaction (each, a CoC Product), the following will apply with respect to any such CoC Product:

2.9.1

2.9.2

2.9.3

2.9.4

GSK shall notify CureVac within ####### upon the closing of a Change of Control transaction, of ###### ############################################################################################ #          If there is a Dispute between the Parties as to whether the development, manufacture or commercialisation of a CoC Product is ###############################                                   ########################, such Dispute ##############################################################                             #### ############################################################################################ ############################################################################################ ###########################################################################################                                      .

2.10

No implied licences. Nothing in this Agreement shall be deemed to constitute the grant of any licence or other right to a Party in respect of any technology of any other Party, except as expressly set forth herein, and no licence rights shall be created hereunder by implication, estoppel or otherwise. No Party shall represent to any Third Party that it enjoys, possesses, or exercises any proprietary or property right or otherwise has any other right, title or interest in the technology of any other Party except for such rights as are expressly set forth herein. Any rights of a Party not expressly granted to any other Party under the provisions of this Agreement shall be retained by such Party.

2.11	CureVac Programs.

From the Effective Date, CureVac shall assume responsibility for all CureVac Programs in accordance with the following:

(i)

Transition. No later than ######  after the Effective Date, CureVac shall, jointly with GSK, develop a transition plan which provides for an orderly and cost-effective transition of, and which sets forth the responsibilities and a timetable for transferring, all development activities or responsibilities ongoing at the Effective Date to CureVac or a Third Party selected by CureVac for the CureVac Programs (the Transition Plan). Each Party will bear its own costs to agree and implement the Transition Plan.

(ii)

Reversion of rights. Without prejudice to clause 5.1, all of CureVac’s rights to the CureVac Background Technology, the Licensed LNP IP and the Licensed Other IP relating to the CureVac Programs shall automatically revert back to CureVac at the Effective Date.

(iii)

Transfer of Development Data relating to CureVac Programs. Upon the request of CureVac, GSK shall provide to CureVac a complete copy of all CureVac Development Data Controlled by GSK (to be provided in original form) and access to all other Know- How in GSK’s possession or under its Control relating specifically to the CureVac Programs prior to the Effective Date, such Development Data and other Know-How to be provided within ###### of such request.

(iv)

GSK licence to CureVac. On a CureVac Program-by-CureVac Program and country-by- country basis, effective from the Effective Date, GSK grants to CureVac: (A) an exclusive, non-transferable (except in accordance with clause 12.1), fully paid-up (through the rights and licences granted under this Agreement), perpetual and worldwide licence (with the right to sublicense in multiple tiers) under GSK’s interest in the Joint Technology IP, and Know-How comprised in Joint Technology IP for the development, manufacture and commercialisation of the CureVac Products developed under CLA1 in the Territory and the CureVac Development Data provided to CureVac under clause 2.11(iii); (B) a non- exclusive, non-transferable (except in accordance with clause 12.1), fully paid-up (through the rights and licences granted under this Agreement), perpetual and worldwide licence (with the right to sublicense in multiple tiers) under GSK’s interest in the Joint Technology IP, and Know-How comprised in Joint Technology IP for the development, manufacture and commercialisation of other CureVac Products in the Territory and the CureVac Development Data provided to CureVac under clause 2.11(iii); and (C) a non-exclusive, fully paid-up (through the rights and licences granted under this Agreement), perpetual and worldwide licence (with the right to sublicense in multiple tiers) under the GSK Licensed Patents, for the development, manufacture and commercialisation of the CureVac Products in the Territory.

(v)

Additional GSK licence to CureVac. On a CureVac Product-by-CureVac Product and country-by-country basis, if any GSK Additional Patent is necessary to develop, manufacture or commercialise a CureVac Product in a country in the Territory, CureVac shall notify GSK. If GSK agrees that GSK Additional Patent is necessary to develop, manufacture or commercialise that CureVac Product in that country, GSK###############################                     ############################################## ######################################################################################

#####################################################################################################################

2.12

CLA1 and CLA2 Know-How. The Parties agree that Exhibit 2.12 is an index of documents from the filesharing sites (as listed in Exhibit 1.58) used by the Parties in the conduct of CLA1 and CLA2 prior to the Signing Date, which includes certain Know-How shared by each of the Parties (including Disclosed Know-How shared by CureVac) and certain Know-How jointly developed by the Parties, as well as other information and documents used or generated in the conduct of CLA1 and CLA2 prior to the Signing Date. Each Party agrees to keep the contents of those filesharing sites controlled by that Party in accordance with its normal business practices for document retention, and in any case for no less than ###### from the Signing Date.

3.	DEVELOPMENT, MANUFACTURING AND COMMERCIALISATION.
3.1

GSK sole responsibility for Development. As between the Parties, at its own cost and expense, GSK shall be solely responsible for (and shall have sole decision-making rights for) all Development activities for each GSK Program in its sole discretion. GSK has the sole right, by itself or through any Third Party, to prepare and file all regulatory applications, and shall own all Regulatory Approvals and be responsible for all decisions in connection with, the Regulatory Approvals, for each GSK Program. GSK shall be solely responsible for all regulatory interactions, including written communications and meetings with Regulatory Authorities, and safety management for each GSK Program. For the avoidance of doubt, from the Effective Date, CureVac has no further obligations to fund or conduct any Development activities for any GSK Program or to support the conduct of any Development activities for any GSK Program, except to the extent expressly set out in the TSA.

3.2

GSK diligence. GSK shall use its Commercially Reasonable Efforts to: (i) secure biologics licensing from ################ for ############### targeting an Influenza Pathogen and ######### targeting a SARS-CoV-2 Pathogen under the GSK Programs in #########, and (ii) ##################################  #################################### ##########################################, provided that GSK’s Commercially Reasonable Efforts with respect to a SARS-CoV-2 Pathogen may be achieved by a #################################.

3.3	Transitional and wind-down activities relating to GSK Programs; Existing Development Data.
3.3.1	Transition. Within ########## following the Effective Date, GSK and CureVac (each acting reasonably and in good faith) shall negotiate and agree:
(i)

a transitional services agreement with a maximum term ############################## that provides for:#################################################################################### ####################################################################################### ####################################################################################### #######################################################################################

########################################################################################################################################################### (the TSA);

(ii)

on the reasonable request of, and at the cost and expense of, a Party (the Requesting Party), the other Party will provide a copy of tangible embodiments (if any) of the Joint Technology IP (other than the Existing Development Data) in its possession, where such tangible embodiments (if any) are not already in the possession of the Requesting Party, as part of the TSA; and

(iii)	if required, a Quality Agreement related to any services provided as part of the TSA.
3.3.2

Transfer by CureVac of Existing Development Data relating to GSK Programs. GSK shall have the right to request in writing, as part of the TSA, a complete copy of any and all Existing Development Data Controlled by CureVac and its Affiliates to be provided in original form, such Existing Development Data to be provided within ######### of such request.

3.3.3

Provision of access by GSK to Existing Development Data relating to GSK Programs. Within ######## following the Effective Date, GSK shall provide to CureVac a copy of Existing Development Data Controlled by GSK as specifically identified in Exhibit 3.3.3. CureVac shall have the right and fully paid-up, perpetual, sublicensable (through multiple tiers) licence under the CureVac Licensed IP and the Assigned GSK Patents to use the Existing Development Data and the Materials specifically identified in Exhibit 3.3.3 solely for the purposes set out in Exhibit 3.3.3.

3.4

GSK sole Manufacturing and Commercialisation responsibility. As between the Parties, at its own cost and expense, GSK shall be solely responsible for (and shall have sole decision-making rights for) all Manufacturing and Commercialisation activities for each GSK Program, whether conducted itself or through any Third Party, in its sole discretion. For the avoidance of doubt, from the Effective Date, CureVac has no further obligations to fund or conduct any Manufacturing or Commercialisation activities for any GSK Program, including reservation of capacity at its facilities.

3.5

Pharmacovigilance agreement. Within ######### following the Effective Date, GSK and CureVac (each acting reasonably and in good faith) shall negotiate and agree a pharmacovigilance agreement to outline the safety responsibilities and activities of each Party and address the exchange of safety data between the Parties to the extent required by Applicable Law. The Parties agree that this pharmacovigilance agreement will supersede the pharmacovigilance agreements dated 21 December 2021 and 2 March 2022.

3.6	GSK reporting. For each GSK Program:
3.6.1

for each Calendar Quarter following ########################################, GSK shall provide CureVac within ################ after the end of that Calendar Quarter a written report that summarises the progress of the Development activities conducted by GSK, its Affiliates and Sublicensees for each GSK Program, in each case, in the Major Markets in that Calendar Quarter, including #############################################; and

3.6.2

for each Calendar Half Year following the date #######################################################  (following which, for the avoidance of doubt, CureVac will continue to receive the reports provided under clause 4.2.12 during the Royalty Term), GSK shall provide CureVac within ###### after the end of that Calendar Half Year a written report that summarises the progress of the Commercialisation activities conducted by GSK, its Affiliates and Sublicensees for the relevant GSK Program in those Major Markets in that Calendar Half Year.

Any report or information disclosed by GSK to CureVac pursuant to this clause 3.6 shall be GSK’s Confidential Information and shall be subject to clause 7.

4.	CONSIDERATION AND PAYMENTS.
4.1

Upfront payment. In partial consideration for the rights and licences granted to GSK under this Agreement, GSK shall pay to CureVac a non-refundable and non-creditable fee in the amount of four hundred million Euro (EUR 400,000,000) within ############### after GSK’s receipt of an invoice of the respective amount from CureVac.

4.2	Royalties.
4.2.1	Royalty rates (GSK Products). As partial consideration for the rights and licences granted to GSK under this Agreement, GSK shall pay royalties to CureVac in the amounts set forth below:
(i)	GSK Influenza Products. GSK shall pay to CureVac the following royalties on Net Sales by GSK, its Affiliates and Sublicensees in each Calendar Quarter of all GSK Influenza Products:

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(ii)

GSK COVID Products and GSK Influenza COVID Products. GSK shall pay to CureVac the following royalties on Net Sales by GSK, its Affiliates and Sublicensees in each Calendar Quarter of all GSK COVID Products and GSK Influenza COVID Products:

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4.2.2

Royalty Term. Subject to clause 4.2.5, for each GSK Product Family, on a country-by- country basis, GSK’s royalty obligations as set forth in this clause 4.2 will begin on the date of the First Commercial Sale of any GSK Product from that GSK Product Family in that country, and will expire, on a country-by-country and GSK Product-by-GSK Product basis, upon the later to occur of:

(i)

the expiry of the last to expire Valid Claim of any Patent Rights comprised in the CureVac Licensed IP (other than the Specified CureVac Patents) or Assigned GSK Patents Covering that GSK Product in that country;

(ii)	the earlier of (A) expiry of Regulatory Exclusivity for that GSK Product in such country and (B) ###### following the First Commercial Sale of that GSK Product in that country; or

(iii)

######## following the First Commercial Sale of that GSK Product in that country, irrespective #######################################################################, and irrespective ####################################################################################################;

and provided further that GSK’s royalty obligations under this clause 4.2 with respect to all GSK Products in a GSK Product Family will expire in all countries worldwide on the ############ anniversary of the First Commercial Sale of any GSK Product from that GSK Product Family in any country worldwide (the Royalty Term).

4.2.3

Exhaustiveness. Except as set forth otherwise in this Agreement, the royalty shall be the exhaustive consideration for the prosecution and maintenance by CureVac of the CureVac Licensed IP, and the maintenance of LNP Agreements and the other Existing In-Licences, and CureVac or its Affiliates (as applicable) shall be responsible for the payment of any royalties, fees, costs or expenses under the Existing In-Licences. For the avoidance of doubt, GSK shall be responsible for obtaining, at its own cost and expense, any licence from a Third Party required for the GSK Programs that is not included within the Existing In-Licences, subject to GSK’s right to offset in accordance with clause 4.2.7.

4.2.4

No Valid Claim reduction. During the applicable Royalty Term and on a country-by- country and GSK Product-by-GSK Product basis, the royalty rate for a GSK Product in a country, as determined pursuant to clause 4.2.1, will be reduced by the applicable percentage set out below:

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For the avoidance of doubt, this royalty rate is payable irrespective of ################################################################################################################################################################################################################################

4.2.5

Post-Royalty Term royalty for Licensed LNP IP. If, after the expiry of the applicable Royalty Term, on a country-by-country and GSK Product-by-GSK Product basis, a GSK Product is Covered by a Valid Claim of any Patent Rights comprised in the Licensed LNP IP in that country, subject to clause 2.7, GSK shall pay to CureVac the following royalties on Net Sales by GSK, its Affiliates and Sublicensees in each Calendar Quarter:

(i)    ####################################################################################################################################################################

(ii)    ####################################################################################################################################################################

4.2.6

Licensed LNP IP. If GSK has obtained its own LNP Agreement in accordance with clause 2.7, then effective as of the effective date of termination of that LNP Agreement (and, in any event, no later than ##### after the date GSK notifies CureVac under clause 2.7): (a) during the Royalty Term, the royalty reductions set out in clause 4.2.4 in respect of Licensed LNP IP will apply; and (b) after the Royalty Term, clause 4.2.5 will no longer apply.

4.2.7

Third Party offset. Without limiting any other right or remedy of GSK under this Agreement, or any obligation of CureVac, on a country-by-country and GSK Product-by- GSK Product basis, if, during the Term, GSK or any of its Affiliates is required to obtain a licence from a Third Party (other than from the LNP Provider) under a Third Party’s Patent Rights to obtain freedom to operate with respect to the use or exploitation of any CureVac Elements for the Development, Manufacture and Commercialisation of any GSK Product in Development at the Effective Date and to pay a royalty or other consideration (including upfront payments, milestone payments, and any payment in connection with the settlement of a patent infringement claim), then, except ######################## ###########################################################################################, (i) the Parties shall discuss obtaining a freedom-to-operate licence, and (ii) notwithstanding limb (i), if GSK obtains, at its sole discretion and in good faith, such freedom to operate licence, then, on a country-by-country and GSK Product-by-GSK Product basis, and unless the royalties have already been reduced in accordance with clause 4.2.4, royalties due to CureVac for the respective GSK Product in the respective country(ies) Covered by the Third Party Patent Rights in-licenced by GSK to obtain, at its discretion and in good faith, freedom to operate under this clause 4.2.7 will, subject to clause 4.2.8, be reduced by ######################## of the amount actually paid by GSK to the Third Party for such freedom to operate licence. Where a GSK Product is encoded by Modified mRNA, #################################################################################################################

4.2.8

Third Party offset floor. Notwithstanding clause 4.2.7, any royalty reduction made pursuant to clause 4.2.7 will in no event reduce the applicable royalty rate for the respective Finished Product in the respective country to less than ####### of the amounts determined pursuant to clause 4.2.1.

4.2.9

Blended royalties. With respect to a potential step down in royalty rates to account for the expiry of certain Patent Rights, the Parties acknowledge and agree that the CureVac Licensed IP, Assigned GSK Patents and Licensed LNP IP licensed under this Agreement may justify royalty rates for sales of GSK Products in different amounts, which rates could be applied separately to GSK Products involving the exercise of CureVac Licensed IP, Assigned GSK Patents and Licensed LNP IP. Furthermore, the Parties acknowledge and agree that separate royalty rates may be justified for GSK Products that are Covered by Valid Claims of any Patent Rights comprised in the CureVac Licensed IP, Licensed LNP IP, Licensed Other IP or Assigned GSK Patents and GSK Products that are not Covered by a Valid Claim of any Patent Rights comprised in the CureVac Licensed IP, Licensed LNP IP, Licensed Other IP or Assigned GSK Patents. For mutual convenience and practicality reasons, the Parties have agreed on a blended royalty rate, with a step-down mechanism under clause 4.2.4 for cases where a GSK Product is not Covered by a Valid Claim of any Patent Rights comprised in the CureVac Licensed IP or Assigned GSK

Patents in a country and where a GSK Product is not Covered by the Licensed LNP IP in that country, and agree that the royalty rate as reduced under clause 4.2.4 applies irrespective # #######################################, and ########## ########### ############## ################################ irrespective (including, for the avoidance of doubt, in respect of any mRNA-Based vaccines targeting the GSK Targets based on ##############################################). For clarity, this clause 4.2.9 solely explains the rationale behind the royalty rates agreed on by the Parties and does not modify any of the other provisions of this Agreement.

4.2.10

Sublicensing revenue (Third Party Products). If GSK grants a sublicence to a Third Party in relation to a Third Party Product, other than in connection with a settlement pursuant to clause 6.13, any Sublicensing Revenue received under the relevant sublicensing agreement with respect to the licensing of CureVac Licensed IP or Assigned GSK Patents shall be ###################. To the extent GSK grants a licence under the CureVac Licensed IP or the Assigned GSK Patents in consideration for obtaining a licence to any Patent Right where an independent Valid Claim of that Patent Right specifically claims the use of Modified mRNA, ####################################### ###################################################################

4.2.11

Royalty and sublicensing payments. Within ################# after the end of each Calendar Quarter in which any Net Sales or Sublicensing Revenues, as applicable, occur, GSK shall calculate the royalty and Sublicensing Revenue payments owed to CureVac and shall remit to CureVac the amount owed to CureVac. All royalty and Sublicensing Revenue payments shall be computed by converting the Net Sales or Sublicensing Revenues, as applicable, in each country in the Territory into the currency of Euro, using the monthly exchange rates as customarily and consistently used by GSK, on a monthly or quarterly basis. All costs and expenses shall be computed by converting the relevant costs and expenses into the currency of Euro, using the monthly exchange rates as customarily used by GSK.

4.2.12

Reports. Each royalty and sublicensing payment shall be accompanied by a written report describing the Net Sales of each GSK Product sold by or on behalf of GSK, its Affiliates and Sublicensees, and Sublicensing Revenues, as applicable, accrued by GSK, during the applicable Calendar Quarter for each country in which sales or sublicensing of any GSK Product occurred, specifying: (i) ######################################################## ################################################################################################################### All costs and expenses invoiced by a Party shall be accompanied by a detailed breakdown of those costs and expenses, together with the applicable exchange rate to convert from the currency in which the costs and expenses were incurred #####. Any report or information disclosed by GSK to CureVac pursuant to this clause 4.2.12 shall be GSK’s Confidential Information and shall be subject to clause 7. ########################################################################################################################################################################################################################

4.3	Milestones.
4.3.1

Development and Regulatory Milestone Events. In partial consideration for the rights and licences granted to GSK under this Agreement, for each GSK Product Family, following the first achievement for that GSK Product Family of the relevant milestone described in the table below (a Development and Regulatory Milestone Event) by any GSK Product in that GSK Product Family after the Effective Date, GSK shall pay to CureVac or its designed Affiliate a non-refundable and non-creditable amount equal to the corresponding payment (each, a Development and Regulatory Milestone Payment) in accordance with clause 4.3.3:

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#################################### ################################## ###############################	#################################### #################################### #################################### ########
#################################### ################################# ######################	#################################### ################################# #################################### ################################# ################################

Notwithstanding the above:

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For the avoidance of doubt:

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4.3.2

Sales Milestone Events. In partial consideration for the rights and licences granted to GSK under this Agreement, for each GSK Product Family, following the first achievement of the relevant milestone described in the table below (a Sales Milestone Event), calculated on the basis of ############################################, after the Effective Date until the end of the Royalty Term for all GSK Products in that GSK Product Family, GSK shall pay to CureVac or its designed Affiliate a non-refundable and non-creditable amount equal to the corresponding payment (each, a Sales Milestone Payment) in accordance with clause 4.3.3:

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For the avoidance of doubt:

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4.3.3

Milestone payments. GSK shall notify CureVac in writing within ################### following the first achievement by GSK of each Development and Regulatory Milestone Event and each Sales Milestone Event. If CureVac believes in good faith that a Development and Regulatory Milestone Event or Sales Milestone Event has been achieved, but that it has not received notice from GSK, CureVac may ################################## Following receipt of such notification or positive confirmation from GSK by CureVac, CureVac may ######################################################################################### ############################################################################################# ############################################################################.

4.4

Records and audit. GSK shall (and shall procure that its Affiliates and Sublicensees shall) keep and maintain records of: (i) all sales (including gross sales) of the GSK Product(s), so that the royalties payable and the royalty reports or the Sublicensing Revenue received from Third Parties, as applicable, may be verified; and (ii) all costs and expenses incurred by it which are reimbursable under this Agreement, so that the costs and expenses reimbursable may be verified. Such records shall upon reasonable written notice be open to inspection during business hours for a ############# period after the Calendar Half Year to which such records relate, but in any event not more than once per Calendar Year, by a nationally recognised independent certified public accountant selected by the CureVac and retained at CureVac’s expense. Said accountant shall have the right to audit the records kept pursuant to this Agreement for a period covering not more than #########. If said examination of records reveals any underpayment(s) or over payment(s) of any amounts payable, then GSK shall promptly pay or credit the balance (plus any interest thereon) due to CureVac, and if the underpayment(s) or overpayment(s) is/are more than ##, then GSK shall also bear the expenses of said accountant (and, if no further payments are due, shall be refunded or paid by GSK at the request of CureVac).

4.5	Payment terms.
4.5.1	GSK shall make all payments to CureVac under this Agreement by wire transfer payment in Euro and shall be remitted to CureVac at the following bank account:
##########	####################

############	#######################################################

##########	#################################################

############	######################

Electronic invoicing is GSK’s preferred method for receiving invoices. ############ is GSK’s e-invoicing partner for submitting electronic invoices. The Parties shall collaborate to sign CureVac up to such platform to allow for electronic invoicing.

All invoices should include the following information: Invoice Date, Number and Amount; Sender’s Address, and Phone Number; Purchase Order Number; Tax Identification Number; and Agreement Reference No (if applicable).

4.5.2

If any sum payable by GSK under this Agreement is subject to a good faith dispute between GSK and CureVac: (i) GSK shall pay to CureVac, by the due date, all amounts not disputed in good faith by GSK (the Undisputed Amount); (ii) the disputing Party shall notify the other Party, within ################ after the due date, of any disputed amounts and shall, as soon as reasonably practicable after it has provided that notification, describe in reasonable detail its reasons for disputing each amount; and (iii) the Parties shall seek to resolve the dispute in accordance with clause 12.5. When any dispute regarding the amounts payable under this Agreement is resolved, GSK shall pay any sum which is agreed or determined (in accordance with clause 12.5) to be payable by GSK within ################# after the date of resolution of that dispute (or such other period as is agreed between the Parties or determined by arbitration pursuant to clause 12.5), plus interest thereon at the interest rate set forth in clause 4.5.3 from the time such payment was originally due.

4.5.3

Any undisputed payments not paid within ############ after the due date under this Agreement shall bear interest at an annual rate of ###################### of the respective currency for the time period in which such amount is outstanding, as disclosed from time to time by the ################ which applied on the due date. Calculation of interest will be made for the exact number of days in the interest period based on a year of 360 days (actual/360). Unpaid interest shall compound ############

4.6	Taxes.
4.6.1

Each Party shall be responsible for its own income taxes assessed by a tax or other authority except as otherwise set forth in this Agreement. The Parties agree, in accordance with clause 12.10, that the relationship between the Parties is one of independent contractors and does not constitute a partnership or joint venture, and agree not to take (or cause any person to take) any position on any tax return or in the course of any audit, examination or other proceeding inconsistent with such treatment, unless otherwise required by Applicable Laws and except upon a final determination of the applicable tax authority.

4.6.2

The Parties acknowledge and agree that it is their mutual objective and intent to optimise, to the extent feasible and in compliance with Applicable Laws, taxes payable with respect to their collaborative efforts under this Agreement and that they shall use reasonable efforts to cooperate and coordinate with each other to achieve such objective.

4.6.3

If any taxes are required to be withheld under Applicable Laws, from any payment to be made by either Party under this Agreement, that Party shall (a) deduct such taxes from the payment to be made to the other Party, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to CureVac with an explanation of payment of such taxes without undue delay. If one Party is required to withhold tax on any payment after having already made a payment, then the other Party shall reimburse for any tax withheld promptly upon receipt of notice of the amount of such tax to be withheld. A certificate of exemption from withholding tax allowing withholding of tax at a reduced rate under the applicable treaty on the avoidance of double taxation, if any, issued by the competent tax authority, will be considered by any Party only insofar it is valid at the time of payment and the other Party has submitted it in a timely manner before payment. For purposes of this clause 4.6.3, each Party shall provide the other with reasonably requested assistance which assistance includes provision of any tax forms and other information that may be reasonably necessary for GSK or CureVac not to withhold tax. Both Parties intend to make without undue delay all reasonable efforts to achieve a full or partial exemption from withholding tax, if and insofar such exemption is provided for by an applicable treaty on the avoidance of double taxation. Other than set out in this clause 4.6.3, all sums payable by GSK to CureVac pursuant to this Agreement shall be non-refundable, paid in immediately available cleared funds and free and clear of all deductions or withholdings whatsoever.

4.6.4

All payments due to the terms of this Agreement are expressed to be exclusive of VAT and Indirect Taxes. VAT and Indirect Taxes shall be added to the payments due to the terms if required under Applicable Laws.

4.6.5

Save as expressly provided for in this Agreement, each Party waives and relinquishes any right of set-off or counterclaim, deduction or retention which it might otherwise have out of any payments which it may be obliged to make (or procure to be made) to any other Party pursuant to this Agreement or otherwise.

5.	INTELLECTUAL PROPERTY.
5.1

Background Technology. As between the Parties, all right, title and interest in and to all CureVac Background Technology shall remain under the Control of CureVac; and all right, title and interest in and to all GSK Background Technology shall remain under the Control of GSK. As between the Parties, each Party shall have the sole right, in its sole discretion and at its own cost and expense, to prosecute and maintain its Background Technology, provided that CureVac shall consider in good faith any comments made by GSK (as exclusive licensee in the Field) in the prosecution and maintenance of the CureVac Patent Rights.

5.2

Disclosure of inventions or discoveries arising under the CLAs before the Effective Date. Each Party shall as soon as reasonably practicable, and in any event within ############ after the Effective Date, disclose to the other Party the making, conception, or reduction to practice of any invention or discovery, whether or not patentable, made before the Effective Date under CLA1 or CLA2, but which was not disclosed before the Effective Date under the terms of CLA1 or CLA2, that may be owned in part or in whole by the other Party pursuant to CLA1 or CLA2.

5.3

Technology independently developed after the Effective Date. As between the Parties: (i) any Invention or Improvement that is developed solely by GSK, or its Affiliates or Sublicensees or subcontractors after the Effective Date, will be owned by GSK (the GSK Foreground Technology); and (ii) any Invention or Improvement that is developed solely by CureVac or its Affiliates or sublicensees (other than GSK) or subcontractors, will be owned by CureVac (the CureVac Foreground Technology). For the avoidance of doubt, neither Party grants a licence to the other Party in respect of any Invention or Improvement. As between the Parties, each Party shall have the sole right, in its sole discretion and at its own cost and expense, to prosecute and maintain its Foreground Technology.

5.4	Joint Technology IP
5.4.1

From the Effective Date, GSK shall have the primary right to prosecute and maintain the Joint Technology IP, at its own cost and expense, provided that GSK shall consider in good faith any comments made by CureVac (as joint owner) in the prosecution and maintenance of any Patent Rights comprised in the Joint Technology IP. GSK shall keep CureVac reasonably informed as to material prosecution and maintenance activities it pursues pursuant to this clause 5.4.1. CureVac shall provide all reasonable assistance as GSK reasonably requests in connection with any such prosecution and maintenance, and GSK shall #################################################################### If GSK decides not to prosecute or maintain any Patent Right comprised in the Joint Technology IP, ######################################## ######################## GSK shall decide whether or not to prosecute or maintain any Patent Right comprised in the Joint Technology IP, and shall notify CureVac of its decision, within ################## after that decision is made (or, if earlier, ####################### before any time limit under Applicable Law).

5.4.2

Subject to clause 12.1, no Party shall assign to a Third Party (other than to an Affiliate) its interest in any Joint Technology IP without the prior written consent of GSK (in the case of CureVac) or CureVac (in the case of GSK), such consent not to be unreasonably withheld; and if a Party assigns to a Third Party its interest in any Joint Technology IP, such assigning Party shall ensure that the assignee is legally bound to respect the rights of the other Parties under this Agreement.

5.5

CureVac undertakings. CureVac undertakes to GSK that it shall not, and shall procure that its Affiliates will not, during the Term: (i) grant any right or licence to any Third Party, or agree to grant any right or licence to any Third Party, under any CureVac Licensed IP that would conflict with, be inconsistent with or adversely affect any of the rights or licences granted to GSK under this Agreement, including a grant of rights that would remove the CureVac Licensed IP from CureVac’s control; or (ii) convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance, excluding for the avoidance of doubt, the grant of a licence) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance, excluding for the avoidance of doubt, the grant of a licence) or dispose of any CureVac Licensed IP, except to the extent (A) such assignment, transfer, conveyance, encumbrance or disposition would not conflict with, be inconsistent with or adversely affect any of the rights or licences granted to GSK under this Agreement, and (B) CureVac retains Control of the relevant CureVac Licensed IP.

6.	ENFORCEMENT AND DEFENCE.

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6.4

Notice. Each Party shall promptly (upon becoming aware) provide the other Party with written notice, including reasonable detail: (i) of any known or alleged infringement by a Third Party of any CureVac Patent Rights or Joint Technology IP, in any country, in the Field; and (ii) if the Development, Manufacture or Commercialisation of the GSK Products in any country is alleged by a Third Party to infringe that Third Party’s Intellectual Property.

6.5

GSK sole rights. From the Effective Date, subject to clause 6.13, at its own cost and expense, GSK shall have the sole right to control the enforcement and defence (including defending the validity of any Patent Rights in any court proceeding or any patent office challenges) of the following Patent Rights against Third Party Products:

6.5.1	the GSK Background Technology;
6.5.2	the GSK Foreground Technology;
6.5.3	the Joint Technology IP, where:

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6.5.4

the CureVac Patent Rights specific to any GSK Product in the Field (those CureVac Patent Rights existing at the Effective Date being listed in Exhibit 6.5.4), provided that the right to defend shall revert to CureVac, and CureVac shall have the right to defend such CureVac Patent Right, if GSK decides not to defend any such CureVac Patent Right; and

6.5.5

the CureVac Patent Rights that relate to platform technology (those CureVac Patent Rights existing at the Effective Date being listed in Exhibit 6.5.5), provided, however, that in relation to those CureVac Patent Rights, ##############################

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For the avoidance of doubt, the Parties agree that, (i) if the scope of any CureVac Patent Right listed in Exhibit 6.5.5 become specific to any GSK Product in the Field, that CureVac Patent Right will be deemed to be listed in Exhibit 6.5.4 (and not in Exhibit 6.5.5), or (ii) if the scope of any CureVac Patent Right listed in Exhibit 6.5.4 is not specific to any GSK Product in the Field, that CureVac Patent Right will be deemed to be listed in Exhibit 6.5.5 (and not Exhibit 6.5.4).

6.6

GSK obligations. In respect of clauses 6.5.3, 6.5.4 and 6.5.5, GSK shall ###################################################################################################### ############################################################################## CureVac may provide GSK with comments in writing or through the IP Consultation Group, and GSK shall consider, acting in good faith, any reasonable comments of CureVac prior to the amendment of any relevant Patent Right comprised in the Joint Technology IP. GSK shall keep CureVac reasonably informed, through the IP Consultation Group, as to:

6.6.1	enforcement, and defence, of Joint Technology IP in accordance with clauses 6.9 and 6.10; and
6.6.2	enforcement, and defence, of Joint Technology IP and CureVac Patent Rights in accordance with clauses 6.5.3, 6.5.4 and 6.5.5.

GSK shall decide whether or not to defend any CureVac Patent Right under clause 6.5.4, and GSK shall notify CureVac of its decision within ############## after receipt of notice of any challenge or proceeding in respect of that CureVac Patent Right (or, if earlier, ############## before any time limit under Applicable Law for the filing of a defence to such challenge or proceeding). Prior to notifying CureVac of its decision, GSK shall make any filings required to preserve the right to defend that CureVac Patent Right.

6.7

CureVac sole rights. From the Effective Date, subject to clause 6.13, at its own cost and expense, CureVac shall have the sole right to control the enforcement and defence (including defending the validity of any Patent Rights in any court proceeding or any patent office challenges) of the following Patent Rights:

6.7.1	CureVac Foreground Technology;
6.7.2	the CureVac Patent Rights,
(i)	in relation to the enforcement of CureVac Patent Rights, other than as set out in clause 6.5.4 and 6.5.5; and
(ii)

in relation to the defence of CureVac Patent Rights, other than as set out in clause 6.5.4; provided that, with respect to a defence of a CureVac Patent Right that (A) is connected to an enforcement action linked to a Third Party Product in the Field or (B) concerns a validity challenge (which could be any type, including any revocation or invalidation action in front of a court or patent office) and is not linked to a co-pending enforcement action, if CureVac decides not to defend that

CureVac Patent Right, GSK shall have the right to defend such CureVac Patent Right; and

6.7.3	any other CureVac Background Technology that is not a CureVac Patent Right.
6.8	CureVac obligations. CureVac shall keep GSK reasonably informed, through the IP Consultation Group, as to:
6.8.1	enforcement, and defence, of Joint Technology IP in accordance with clauses 6.9 and 6.10;
6.8.2

defence of CureVac Patent Rights in accordance with clause 6.7.2 (including in connection with any enforcement by CureVac or its sublicensees after any enforcement action has been filed with a court of competent jurisdiction); and

6.8.3	enforcement of CureVac Patent Rights in accordance with clause 6.7.2 by CureVac or its sublicensees, in each case, after any enforcement action has been filed with a court of competent jurisdiction.

CureVac shall decide whether or not to defend any CureVac Patent Right under clause 6.7.2(ii), and shall notify GSK of its decision, within ############## after receipt of notice of any challenge or proceeding in respect of that CureVac Patent Right (or, if earlier, ############## before any time limit under Applicable Law for the filing of a defence to such challenge or proceeding). Prior to notifying GSK of its decision, CureVac shall make any filings required to preserve the right to defend that CureVac Patent Right.

6.9

Enforcement of Joint Technology IP outside the Field. From the Effective Date, following consultation with the IP Consultation Group, each Party shall have the right at its own cost and expense, to enforce the Patent Rights contained in the Joint Technology IP outside the Field.

6.10

Defence of Joint Technology IP. From the Effective Date, following consultation with the IP Consultation Group, each Party shall have the right to defend the Patent Rights contained in the Joint Technology IP (including defending the validity of any Patent Rights in any court proceeding or any patent office challenges), except as set out in clause 6.5.3(ii).

6.11

IP Consultation Group. As soon as reasonably practicable following the Effective Date, the Parties will establish a patent enforcement and defence committee, consisting of ########################################## of each Party (the IP Consultation Group). The IP Consultation Group will serve as a forum for the exchange of information, discussion and liaison between the Parties with respect to any enforcement or defence action pursuant to clauses 6.5.3, 6.5.4, 6.5.5, 6.7.2, 6.9 and 6.10. The IP Consultation Group will meet at least on a ############## basis while a defence or enforcement action pursuant to clauses 6.5.3, 6.5.4, and 6.5.5 is ongoing, and at least on a ############## basis while a defence or enforcement action pursuant to clause 6.7.2, 6.9 and 6.10 is ongoing.

6.12

Reasonable assistance. In respect of clauses 6.5.3, 6.5.4 and 6.5.5, CureVac shall provide all reasonable assistance as GSK reasonably requests in connection with any such enforcement and defence, including, for example, providing access to documents and witnesses, ################################################################################################################ In respect of any enforcement or defence of Joint Technology IP under clause 6.9 or 6.10, each Party shall provide all reasonable assistance as the other Party reasonably requests in connection with any such enforcement and defence (including, for example, providing access to documents and witnesses and, where strictly necessary, joining as a party to an enforcement or defence action), ################################################################################################################################################################################

6.13	Settlements.
6.13.1

Neither Party shall settle any claim or demand in connection with any actual litigation in the Field relating to the CureVac Patent Rights without the prior written consent of the other Party (such consent not to be unreasonably withheld).

6.13.2

Each Party shall have at least ############## to review and comment on each shared draft, and final version, of any proposed or agreed (in principle) settlement agreement with a Third Party, in accordance with clause 6.13.1. ####################################################################################################################################################################################################

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7.	CONFIDENTIALITY.
7.1

Obligation of confidentiality. As at and after the Effective Date, all Confidential Information disclosed, revealed or otherwise made available to the Receiving Party by or on behalf of the Disclosing Party under, or as a result of, this Agreement is made available to the Receiving Party solely to permit the Receiving Party to exercise its rights, and perform its obligations, under this Agreement. The Receiving Party shall not use any of the Disclosing Party’s Confidential Information for any other purpose, and shall not disclose, reveal or otherwise make any of the Disclosing Party’s Confidential Information available to any other person, firm, corporation or other entity, without the prior written authorisation of the Disclosing Party, except as explicitly stated in this clause 7. Without limiting the foregoing, no Receiving Party shall be permitted under this Agreement to share any Confidential Information supplied by a Disclosing Party with (i) any Third Party (or such Third Party’s Affiliates) that becomes an Affiliate of that Receiving Party solely as a result of a Change of Control in that Receiving Party or (ii) in the case of CureVac, any Third Party sublicensee under the CureVac Licensed IP, or (iii) in the case of GSK, any Sublicensee licensed by GSK under clause 2.8.

7.2	Additional obligations.
7.2.1

Appropriate safeguards. In furtherance of the Receiving Party’s obligations under clause 7.1 hereof, the Receiving Party shall take all reasonable steps, and shall implement all appropriate and reasonable safeguards, to seek to prevent the unauthorised use or disclosure of any of the Disclosing Party’s Confidential Information. The Parties will jointly agree a protocol with information security measures to be implemented to safeguard secured exchange of Confidential Information and personal information, within ###################### following the Effective Date.

7.2.2

Unauthorised use or disclosure. The Receiving Party shall furnish the Disclosing Party with written notice ############################################################################################# ############################################################################################# ############################################################################################# ############################################################################################# ############################################################### Notwithstanding the foregoing, the Receiving Party remains responsible and liable for any unauthorised use by any ############################################################################################# ############################################################################################# ####################################################################

7.3

Limitations. The Receiving Party’s obligations under clause 7.1 shall not apply to the extent that the Receiving Party can demonstrate by competent written evidence that any of the Disclosing Party’s Confidential Information:

(i)	is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by or on behalf of the Disclosing Party under this Agreement;
(ii)	is in the public domain by use and/or publication before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of the Receiving Party;
(iii)	is subsequently disclosed to the Receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality regarding the Confidential Information; or
(iv)	is developed by the Receiving Party independently of Confidential Information or material received from the Disclosing Party.
7.4	Authorised disclosures.
7.4.1

Necessary disclosures. The Receiving Party may disclose the Disclosing Party’s Confidential Information as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(i)	disclosure to judicial, governmental or other regulatory agencies or authorities in connection with the filing, prosecution, maintenance and defence of Patent Rights as permitted by this Agreement;

(ii)

disclosure to judicial, governmental or other regulatory agencies or authorities to gain or maintain approval, authorisations or the like to Develop, Manufacture or Commercialise a given GSK Product that such Party has a licence or right to Develop, Manufacture or Commercialise hereunder in a given country or jurisdiction;

(iii)	prosecuting or defending litigation as permitted by this Agreement;
(iv)

disclosure to its and its ################################################################### ###################################################################################### ######################################################################################, in each case on a need-to-know basis for the purposes as expressly authorised and contemplated by this Agreement, including for the Development, Manufacturing and/or Commercialisation of the GSK Products (or for such entities to determine their interest in performing such activities) in accordance with this Agreement, on the condition that such Affiliates or Third Parties agree to be bound by confidentiality and non-use obligations that substantially are no less stringent than those confidentiality and non-use provisions contained in this Agreement;

(v)

disclosure to such Party’s attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the Receiving Party, on the condition that such attorneys, independent accountants and financial advisors agree to be bound by the confidentiality and non-use obligations contained in this Agreement; or

(vi)

disclosure to any ####################################################################### ##################################################################################### ############################## solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, licence or collaboration, and to any related persons directly connected with such activity being contemplated with the Financial Partner, such as an advisory firm or investment bank; provided that in connection with such disclosure, the Disclosing Party shall notify each disclosee of the confidential nature of such Confidential Information and disclosure shall be subject to the agreement of each disclosee to be bound by confidentiality and non- use obligations that substantially are no less stringent than those confidentiality and non-use provisions contained in this Agreement.

7.4.2

Required disclosures. If the Receiving Party is required by judicial, governmental or administrative process to disclose Confidential Information to a judicial or governmental or Regulatory Authority, or otherwise pursuant to clause 7.4.1, the Receiving Party shall to the extent reasonably possible provide the Disclosing Party with reasonable advance notice of the disclosure that is being sought in order to provide the Disclosing Party with an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed to a judicial or governmental or Regulatory Authority by judicial, governmental or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this clause 7, and the Receiving Party shall take all steps reasonably necessary, including to seek an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

7.4.3

Technology transfer. GSK may transfer manufacturing technology or processes comprised within the Disclosed Know-How to (i) Affiliates and (ii) Sublicensees licensed under clauses 2.2.1 and 2.2.2, without prior written consent of CureVac. GSK shall notify CureVac of any such technology transfer to Sublicensees licensed under clauses 2.2.1 and 2.2.2 no later than ###################### after its initiation.

7.5

Survival. All of the Receiving Party’s obligations under this clause 7 hereof, with respect to the protection of the Disclosing Party’s Confidential Information, shall for a period of ############ survive the expiry or termination of this Agreement for any reason whatsoever.

7.6	Public announcements and press releases.
7.6.1

Agreed press release; public announcements. The Parties shall issue a press release in the form attached hereto as Exhibit 7.6 ################################################################################# Each Party may publicly repeat (including by publishing press releases or other public announcements) any information relating to this Agreement that has already been publicly disclosed in accordance with this Agreement, provided such information continues as at such time to be accurate.

7.6.2

Public statements by CureVac. Subject to compliance with the terms of this clause 7, CureVac may issue press releases or public statements (i) upon achievement of a Development and Regulatory Milestone Event or a Sales Milestone Event by GSK, its Affiliates or Sublicensees, stating that the relevant Development and Regulatory Milestone Event or a Sales Milestone Event has been achieved ###################### or (ii) to the extent required to meet any disclosure obligations under Applicable Law (including the listing standards or agreements of any national or international securities exchange). Except as expressly permitted under this clause 7.6, CureVac shall not issue or permit any person to issue any press release or public statement disclosing Confidential Information relating to any GSK Program or GSK Product that it may receive under this Agreement without the prior written consent of GSK. CureVac shall, to the extent reasonably possible, provide GSK with reasonable advance notice of any disclosure required to meet its obligations under Applicable Law (including the listing standards or agreements of any national or international securities exchange) in order to provide GSK an opportunity to comment, and CureVac shall consider, acting in good faith, any reasonable comments of GSK.

7.6.3

Public statements by GSK. Subject to compliance with the terms of this clause 7, nothing in this Agreement shall restrict GSK from issuing a press release or public statement disclosing information relating to any GSK Program, or otherwise relating to the Development, Manufacture or Commercialisation of any GSK Product, in accordance with GSK’s usual business practices, subject to providing advance prior written notice (including a copy of the relevant press release or statement) to CureVac.

7.6.4

Publication of Existing Development Data. The Parties acknowledge the merit of publishing Existing Development Data (other than CMC Development data) in searchable, peer-reviewed scientific literature in accordance with international scientific publishing practices and standards (including regarding the recognition of contribution and authorship). GSK shall be solely responsible for the publication of the Existing Development Data, in accordance with ICMJE publication practices (including, as appropriate, acknowledging relevant contributions of each Party, including with respect to authorship acknowledgements). GSK shall notify CureVac of any intended publication of the Existing Development Data (including presentations to Third Parties or publication in intellectual property filings) as soon as reasonably practicable (and, in any event, at least ######### before the final presentation or publication), to allow CureVac to review and comment on the publication. CureVac may demand that the publication of the proposed presentation or publication is delayed for a period of ###### in order to assess whether the Development Data intended to be published is patentable. Subject to the above, a Party shall have the right as required by Applicable Law or its policies and standard operating procedures to: (i) publish protocol summaries, results summaries, protocols, clinical study reports, plain language summaries and other study documents of all Clinical Studies conducted by or on behalf of a Party prior to the Effective Date in any clinical trial register, including any of its own clinical trial registers; and (ii) make any other public disclosures of clinical Existing Development Data that become required due to Applicable Laws.

8.	COMPLIANCE; QUALITY
8.1	Legal compliance. Each Party shall perform, and shall procure that its personnel performs, this Agreement in accordance with Applicable Laws.
8.2

Privacy and information security. The Parties shall comply with Applicable Laws concerning data protection, including those concerning medical confidentiality and privacy in relation to human subjects of the Development activities regarding the GSK Products. The Parties acknowledge that they do not intend that any Party processes personal information for and on behalf of any other Party. If personal information is transferred between two or more Parties (as between controllers) pursuant to the performance of this Agreement, the relevant Parties shall enter into a data protection agreement as required by Applicable Laws.

8.3

Sanctions & Trade Controls. The Parties warrant that they are aware of, and undertake in carrying out their obligations under this Agreement and the agreements referred to within this Agreement that they will not violate and prevent becoming exposed to penalties under, all sanctions, export control, and anti-boycott laws, regulations, orders, directives, designations, licences, and decisions of the European Union, the United Kingdom, the United States of America, and of any other country with jurisdiction over activities undertaken in connection with this Agreement, if applicable (Sanctions & Trade Controls). Each Party undertakes that, at all times, in the performance of their obligations under this Agreement and the agreements referred to within this Agreement, they will not take any action that causes any other Party to violate or otherwise become exposed to penalties under any Sanctions & Trade Controls. No Party shall be required to take or refrain from taking any action, nor shall it be required to furnish any information, that would be prohibited under any Sanctions & Trade Controls.

8.4

Anti-bribery and corruption. Each Party shall comply fully at all times with all Applicable Laws, including anti-corruption laws, and warrants that it has not, and covenants that it will not, in connection with the performance of this Agreement, directly or indirectly, make, promise, authorise, ratify or offer to make, or take any act in furtherance of any payment or transfer of anything of value for the purpose of influencing, inducing or rewarding any act, omission or decision to secure an improper advantage, or improperly assisting in obtaining or retaining business, or in any way with the purpose or effect of public or commercial bribery, and warrants that it has taken reasonable measures to prevent subcontractors, agents or any other Third Parties, subject to its control or determining influence, from doing so. For the avoidance of doubt, this includes facilitating payments which are unofficial, improper, small payments or gifts offered or made to Government Officials to secure or expedite a routine or necessary action to which a Party is legally entitled. Either Party shall be entitled to terminate this Agreement immediately on written notice to the other Party, if the other Party fails to perform its obligations in accordance with this clause 8.4. A Party shall have no claim against the other Party for compensation for any loss of whatever nature by virtue of the termination of this Agreement in accordance with this clause 8.4. Each Party shall inform GSK (in the case of CureVac) or CureVac (in the case of GSK) in writing, if, during the course of this Agreement, it is convicted of or pleads guilty to a criminal offence involving fraud or corruption, or becomes the subject of any government investigation for such offenses, or is listed by any government agency as debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for government programs. Each Party shall ensure that all transactions under the Agreement are properly and accurately recorded in all material respects on its books and records and each document upon which entries such books and records are based is complete and accurate in all material respects. Each Party must maintain a system of internal accounting controls reasonably designed to ensure that it maintains no off-the-books accounts.

8.5

Breaches. Each Party shall promptly notify GSK (in the case of CureVac) or CureVac (in the case of GSK) of any significant deficiencies impacting the performance of this Agreement having regard to its compliance with this clause 8 and any corrective actions taken.

9.	INDEMNIFICATION; REPRESENTATIONS AND WARRANTIES AND COVENANTS.
9.1

Indemnification by GSK. GSK will indemnify CureVac and its Affiliates, directors, officers, employees, consultants, agents, sublicensees and contractors (the CureVac Indemnified Parties) from and against any and all losses, liabilities, claims, suits, proceedings, expenses, fees, recoveries and damages, including reasonable and demonstrable legal expenses and costs including attorneys’ fees, resulting or arising out of any claim by any Third Party resulting or arising from (i) #################################################################################################### #################################################################################################### ################################################################; except, in each case, to the extent caused by the negligence or wilful misconduct of any CureVac Indemnified Party.

9.2

Indemnification by CureVac. CureVac will indemnify GSK and its Affiliates and their directors, officers, employees, consultants, agents, Sublicensees and contractors (the GSK Indemnified Parties) from and against any and all losses, liabilities, claims, suits, proceedings, expenses, fees, recoveries and damages, including reasonable and demonstrable legal expenses and costs including attorneys’ fees, resulting or arising out of any claim by any Third Party resulting or arising from: (i) #################################################################################################### #################################################################################################### #################################################################################################### #########################################, except, in each case, to the extent caused by the negligence or wilful misconduct of any GSK Indemnified Party.

9.3

Indemnification procedures. The indemnified Party will give the indemnifying Party prompt notice of any such claim or lawsuit. Such notice shall include a reasonable identification of the alleged facts giving rise to such claim for indemnification. The failure to deliver written notice to the indemnifying Party within a reasonable time after the commencement of any action with respect to a claim shall only relieve the indemnifying Party of its indemnification obligations if and to the extent the indemnifying Party is actually and materially prejudiced thereby. The indemnifying Party shall notify the indemnified Party of its intentions as to the defence of the claim in writing within

######## after the indemnifying Party’s receipt of notice of the claim from the indemnified Party. If the indemnifying Party assumes defence of the claim, the indemnified Party may participate in, but not control, the defence of such claim using attorneys of its choice and at its sole cost and expense (i.e., with such cost and expense not being covered by the indemnifying Party). The indemnified Party shall reasonably cooperate with the indemnifying Party in its defence of the claim at the indemnifying Party’s reasonable, pre-approved expense. The indemnifying Party will have the right to compromise, settle or defend any such claim or lawsuit; provided that, (i) no offer of settlement, settlement or compromise by the indemnifying Party shall be binding on the indemnified Party without its prior written consent, not to be unreasonably withheld, unless such settlement fully releases the indemnified Party without any liability, loss, cost or obligation incurred by the indemnified Party and in no event shall any settlement or compromise admit or concede that any aspect of any Patent Right owned or Controlled by the indemnified Party is invalid or unenforceable or adversely affects the scope of any Patent Right owned or Controlled by the indemnified Party; and (ii) the indemnifying Party shall not have authority to admit any wrongdoing or misconduct on the part of the indemnified Party except with the indemnified Party’s prior written consent. If the indemnifying Party does not agree to assume the defence of the claim asserted against the indemnified Party (or does not give notice that it is assuming such defence), or if the indemnifying Party assumes the defence of the claim in accordance with this clause 9.3, but yet fails to defend or take other reasonable, timely action, in response to such claim asserted against the indemnified Party, the indemnified Party shall have the right to defend or take other reasonable action to defend its interests in such proceedings, and shall have the right to litigate, settle or otherwise dispose of any such claim, provided that no Party shall have the right to settle a claim in a manner that would adversely affect the rights granted to any other Party hereunder, or would materially conflict with this Agreement, without the prior written consent of the Party entitled to control the defence of such claim, which consent shall not be unreasonably withheld.

9.4

CureVac warranties. Subject to the disclosures in Exhibit 9.4 (Disclosure Letter) (and, where specified below, the Additional Disclosure Letter), CureVac warrants to GSK as at the Signing Date and Effective Date (in each case, as specified below) that:

(i)

Exhibit 6.5.4 includes a list of all Patent Rights Controlled by CureVac or its Affiliates that Cover and are specific to a GSK Product (as Developed under CLA1 or CLA2), as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(ii)

Exhibit 6.5.5 includes a list of all platform-related Patent Rights Controlled by CureVac or its Affiliates that Cover the GSK Products (as Developed under CLA1 or CLA2), as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, as at the Effective Date, or may be necessary for the Development, Manufacture or Commercialisation of GSK Products (as Developed under CLA1 or CLA2), as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(iii)

Exhibit 1.49 includes a list of all Patent Rights Controlled by CureVac or its Affiliates that Cover the GSK Products (as Developed under CLA1 or CLA2), as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, as at the Effective Date, or may be necessary for the Development, Manufacture or Commercialisation of GSK Products (as Developed under CLA1 or CLA2), as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(iv)	it is the sole and exclusive owner of the Patent Rights listed in Exhibit 1.49 or otherwise Controls such Patent Rights, as at the Signing Date and the Effective Date;
(v)

CureVac has received no written notice of or any written demand relating to any threatened or pending litigation, as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(vi)

there are no currently pending administrative proceedings or litigation and no administrative proceedings or litigation seeking to invalidate or otherwise challenge any CureVac Patent Right(s) has been threatened in writing, as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(vii)

CureVac has not given any written notice to any Third Party asserting infringement by such Third Party of any CureVac Patent Right or Licensed LNP IP, as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(viii)	the CureVac Patent Rights are free and clear of all encumbrances, security interests, options, and charges of any kind, as at the Signing Date and the Effective Date;
(ix)	the Existing In-Licences are the only licences that were sublicensed to GSK by CureVac under CLA1 or CLA2 prior to the Effective Date, as at the Signing Date and the Effective Date;
(x)

to CureVac’s knowledge, the Existing In-Licences are valid and effective and CureVac has not received a written notice of termination for any of these Existing In-Licences, as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(xi)

to CureVac’s knowledge, there is no ongoing litigation in respect of, litigation reasonably in prospect in connection with, and no reasonable prospect of termination under the Existing In-Licences by the respective counterparties under those agreements ahead of the respective expiry dates of such Existing In-Licences, as at the Signing Date and, subject to the disclosures in the Additional Disclosure Letter, the Effective Date;

(xii)	to CureVac’s knowledge, the information and documents set forth in or referred to in the Disclosure Letter are true, complete and accurate in all material respects, as at the Signing Date; and
(xiii)

to CureVac’s knowledge, the information and documents set forth in or referred to in the Additional Disclosure Letter are true, complete and accurate in all material respects, as at the Effective Date.

9.5

LNP warranties. To the extent permitted under the LNP Agreements, as at the Signing Date and the Effective Date, CureVac hereby warrants to GSK on a pass-through basis each matter which is the subject of any representation or warranty given by the LNP Provider to CureVac under the LNP Agreements.

9.6

GSK warranties. GSK warrants to CureVac as at the Signing Date and the Effective Date that no Patent Rights Controlled by GSK or its Affiliates have been used by GSK for the Development and/or Manufacture of the CureVac Products prior to the Effective Date that Cover the CureVac

Products existing immediately prior to the Effective Date, other than Patent Rights comprised in the Joint Technology IP, the GSK Licensed Patents and the GSK Additional Patents.

9.7	Warranties of each Party. Subject to the disclosures in the Disclosure Letter, each Party warrants as at the Signing Date and Effective Date that:
(i)

the execution, delivery and performance of this Agreement have been duly authorised by all necessary action on the part of that Party, its officers and directors, and does not conflict with, violate, or breach any agreement to which that Party is a party, or that Party’s corporate charter, bylaws or similar organisational documents;

(ii)

this Agreement constitutes a legal, valid and binding obligation of that Party that is enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable competition, bankruptcy, insolvency, reorganisation, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies; and

(iii)	it is a company or corporation duly organised, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated.
9.8	Representations and warranties of each Party. Subject to the disclosures in the Disclosure Letter, each Party warrants and represents as at the Signing Date and Effective Date that:
(i)	it has the full right, power and authority to grant the licences granted by it under this Agreement; and
(ii)

neither it nor any of its Affiliates has granted any Third Party any rights or licences that is inconsistent with or would interfere with the grant of the rights or licences by that Party under this Agreement.

9.9

Additional Disclosure Letter; ###########################. CureVac shall provide GSK with an additional disclosure letter no later than ################# after the Effective Date, and take into account any reasonable comments from GSK on the same (the final version being the Additional Disclosure Letter). ################################################################################################### ################################################################################################### ################################################################################################### ################################################################################################### #################################

9.10

Disclaimer. Except as expressly set forth in this Agreement, each Party expressly disclaims, waives, releases, and renounces any representation or warranty of any kind, express or implied either in fact or by operation of law, by statute or otherwise, whether written or oral, or arising from the course of performance, dealing or usage of trade, including any representation or warranty with respect to non-infringement, value, adequacy, freedom from fault, quality, efficiency, suitability, characteristics or usefulness, or merchantability or fitness for a particular purpose.

9.11

Limitation of liability. Except in the case of any failure to share recoveries under clauses 6.1, 6.2 and 6.3, any breach of clause 7 or in case of wilful misconduct or gross negligence, no Party shall be liable to any other Party for any indirect, punitive or consequential damages, or for damages for loss of profits or loss of business opportunity, whether based on contract or tort, or arising under Applicable Laws or otherwise.

9.12

No representations. Other than under clause 9.8, this Agreement does not contain or constitute any representation and each Party irrevocably and unconditionally waives any right which it may have to make any claim in respect of, or to rescind, this Agreement by reason of any misrepresentation whatsoever.

9.13

Remedies. The rights and remedies conferred on any Party by, or pursuant to, this Agreement are cumulative, and, except as expressly provided in this Agreement, are in addition to, and not exclusive of, any other rights and remedies available to such Party at law or in equity.

10.	TERM AND TERMINATION.
10.1

Term. The term of this Agreement will commence on the Effective Date (except clauses 9.4 to 9.9, which will commence on the Signing Date) and end on the expiry of all applicable royalty payment obligations to CureVac under this Agreement, unless terminated earlier according to the terms and conditions of this Agreement (Term).

10.2	Termination at will by GSK or for Safety Reason or Regulatory Intervention.
10.2.1	GSK may terminate this Agreement in respect of a GSK Program by providing written notice to CureVac:
(i)	with a notice period of ##############, following ###################################################################### or
(ii)	with immediate effect, following ####################################################################################### Upon the request of CureVac, GSK will arrange a meeting with ###################################################################################### ###################################################################################### ###################################################################################### ########################
10.2.2	GSK may terminate the Agreement as a whole, by providing written notice to CureVac: (i)
(i)	with a notice period of ##################### after ####################################################################################;
(ii)	with a notice period of #####################, ###################################################################################### ############################################################# or
(iii)

with immediate effect, following ###################################################################################### ###################################################################################### ###################################################################################### ######################

###################################################################################### ###################################################################################### ###################################################################################### #####################################################################. Upon the request of CureVac, GSK will arrange a meeting with ################################################### ###################################################################################### ###################################################################################### ############################################

10.3

Termination for cause. On a GSK Program-by-GSK Program basis, if a Party (Breaching Party) commits a material breach of this Agreement, GSK (if CureVac is the Breaching Party) or CureVac (if GSK is the Breaching Party) (Non-Breaching Party) may give the Breaching Party written notice of such material breach, requesting that it be cured as soon as reasonably practicable. If the Breaching Party fails to cure the material breach within ################ after the date of the Non- Breaching Party’s written notice thereof, the Non-Breaching Party may terminate this Agreement by giving written notice of termination to the Breaching Party. If the relevant material breach of this Agreement relates to a specific GSK Program, that termination will take effect as a termination in part only in relation to the specific GSK Program.

10.4	ABAC termination. Each Party shall be entitled to terminate this Agreement in the circumstances specified in clause 8.4.
10.5	Termination for Patent Challenge.
10.5.1

CureVac may terminate this Agreement in respect of an Existing CureVac Patent Right (or, with respect to a Sublicensee under clause 2.8, an Existing CureVac Patent Right listed in Exhibit 6.5.4) upon written notice to GSK in the event that (a) #########################################################  ######################################################################################                #######################################################################################              #############################################################################################  #########################################################################################          ############################################################################################    ######################################################################################                #############################################################################, and (b) ############################################################################################# ############################################################################################# ############################################################################################# ###########################################################################

10.5.2

GSK may terminate this Agreement in respect of a GSK Licensed Patent upon written notice to CureVac in the event that (a) ################################################################ ############################################################################################# ############################################################################################# ###############################################################################, and (b) ####### ###################################################################################### #############

10.6

Termination in part. If termination takes effect in respect of a specific GSK Program under this clause 10, the rights and obligations of the Parties under this Agreement with respect to the specific GSK Program will terminate as at the effective date of such termination and the consequences set forth in clause 11 shall apply on a GSK Program-by-GSK Program basis.

10.7

Non-exclusive remedy. Termination of this Agreement or in respect of any GSK Program under this clause 10 will not affect or impair the Non-Breaching Party’s right to pursue any legal remedy, including the right to recover damages, for any harm suffered or incurred by the Non-Breaching Party as a result of such breach or default.

11.	CONSEQUENCES OF TERMINATION AND EXPIRY.
11.1	Specific consequences of expiry of Royalty Term.

Upon expiry of the Royalty Term in respect of a GSK Product in a country, the licences granted under clauses 2.2.1, 2.2.3 and 2.2.4 for that GSK Product in that country will #########################################################.

11.2	Specific consequences of termination.

On any termination of this Agreement in its entirety or in part, all rights and obligations of the Parties hereunder shall terminate as at the effective date of termination (unless stated otherwise in this clause 11) and:

(i)

Joint Technology IP licence: Upon termination of this Agreement as a whole or in respect of a GSK Program, the licences granted under clause 2.3 will ############################################################################################# #####################

(ii)	GSK Product licences (on termination by GSK for cause): Upon termination of this Agreement as a whole or in respect of a GSK Program by GSK under clause 10.3 or 10.4:
(a)	the licence granted under clauses 2.2.1 for all GSK Programs (in case of termination as a whole) or for the terminated GSK Program (in case of partial termination) will ##################################### #######################;
(b)	the licence granted under clause 2.2.3 will #################################################### ###################################################################################### ###################################################################################### ################################; and
(c)	the licence granted under clause 2.2.4 will #################################################### #################################################################################.

For the avoidance of doubt, GSK will continue to pay ############################################################################################# ############################################################################################# #################################################

(iii)

GSK Product licences (on termination by GSK at will or for a Safety Reason or Regulatory Intervention, or by CureVac for cause): Upon termination of this Agreement by GSK as a whole or in respect of a GSK Program under clause 10.2, or upon termination of this Agreement as a whole or in respect of a GSK Program by CureVac under clause 10.3 or 10.4:

(a)	the licence granted under clause 2.2.1 for all GSK Programs (in case of termination as a whole) or for the terminated GSK Program (in case of partial termination) will

###################################################################################### ###################################################################################### ###################################################################################### ###################################################################################### ################################

(b)

the licence granted under clause 2.2.3 will ###################################################################################### ###################################################################################### ################

(c)

the licence granted under clause 2.2.4 will ###################################################################################### ###################################################################################### ################ and

(d)

GSK will grant to CureVac, and hereby grants to CureVac, and CureVac hereby accepts, a ###################################################################################### ###################################################################################### ################

For the avoidance of doubt, GSK will continue to pay ################################################## ############################################################################################# ###############

(iv)	Recoveries, ongoing GSK proceedings and FTO licences under CureVac Patent Rights:
(a)	Termination at will by GSK or for Safety Reason or Regulatory Intervention. Upon termination of this Agreement by GSK as a whole or in respect of a GSK Program under clause 10.2:
(A)

any recoveries obtained, or agreed by way of settlement of any action or proceedings, under clauses 6.1, 6.2 or 6.3 as at the effective date of termination, irrespective of whether those recoveries have been paid or not paid will #####################################################################

(B)clause 6.2 will ################################################################### ################## ########################################################

(C)CureVac shall have the right to take over any ########################################## ##################################################################################### ##################################################################################### #######################

(D)CureVac shall have the option to take over any ######################################### ##################################################################################### ############################################ ################## and

(E)the licence granted under clause 2.8.1 ################################################ ##################################################################################### ##################################### ##################

###################################################################################### #######################################################

(b)	Termination by CureVac for cause or ABAC. Upon termination of this Agreement as a whole or in respect of a GSK Program by CureVac under clauses 10.3 or 10.4:
(A)

any recoveries obtained, or agreed by way of settlement of any action or proceedings, under clauses 6.1, 6.2 or 6.3 as at the effective date of termination, irrespective of whether those recoveries have been paid or not paid will be ###############################################;

(B)	clause 6.2 will ####################
(C)

CureVac shall have the right to take over any ongoing ###################################### ################################################################################## #################################################################;

(D)

CureVac shall have the option to take over any ##################################### ####### ########################################################################### ####### ########################################################################### ####; and

(E)

the licence granted under clause 2.8.1 (but not any licence granted pursuant to that clause before the effective date of termination) will ####################################################### ################################################################################## ################################################################################## ############################################################.

(c)	Termination by GSK for cause or ABAC. Upon termination of this Agreement as a whole or in respect of a GSK Program by GSK under clauses 10.3 or 10.4:
(A)

any recoveries obtained, or agreed by way of settlement of any action or proceedings, under clauses 6.1, 6.2 or 6.3 as at the effective date of termination, irrespective of whether those recoveries have been paid or not paid ######################################################################;

(B)	clause 6.1 will ######################;
(C)

GSK shall continue to have the rights and obligations under ################################### ################################################################################## ################################################################################## ################################################################################## ############################################################################## and

(D)

the licence granted under clause 2.8.1 will ################################################ ################################################################################## ################################################################################## ################################################################################## ################################################################################## ###############################

11.3

Effect of expiry; Survival. Expiry of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiry. Any expiry of this Agreement shall be without prejudice to the rights of any Party against any other Party accrued or accruing under this Agreement prior to expiry. The provisions of:

(i)	clause 1 (Definitions);
(ii)	clause 2.2.8 (Limitation to Field);
(iii)	clause 2.11(iv) (GSK licence to CureVac) and clause 2.11(v) (Additional GSK licence to CureVac);
(iv)	############################################################################################# ##################################
(v)	clause 6.9 (Enforcement of Joint Technology IP outside the Field) and clause 6.10 (Defence of Joint Technology IP);
(vi)	clause 7 (Confidentiality);
(vii)	clause 9 (Indemnification; Representations and Warranties and Covenants);
(viii)	this clause 11 (Consequences of Termination and Expiry); and
(ix)	clause 12 (General Provisions),

and all other provisions contained in this Agreement that by their explicit terms or from which it is clear from the context survive expiry of this Agreement, and any exhibits contained in this Agreement to which reference is made in any surviving term, shall survive the expiry of this Agreement.

11.4

Effect of termination; Survival. Termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiry or termination. Any termination of this Agreement shall be without prejudice to the rights of any Party against any other Party accrued or accruing under this Agreement prior to termination. In addition to the provisions that survive termination of this Agreement in the applicable termination scenario under clause 11.2, the provisions of:

(i)	clause 1 (Definitions);
(ii)	clause 2.2.8 (Limitation to Field);
(iii)	clause 2.9 (Mergers and acquisitions);
(iv)	clause 2.11(iv) (GSK licence to CureVac) and clause 2.11(v) (Additional GSK licence to CureVac);
(v)

############################################################################################ # ############################################################################################ ############################################################################################# ################################

(vi)      ###########################################

(vii)	clause 6.9 (Enforcement of Joint Technology IP outside the Field) and clause 6.10 (Defence of Joint Technology IP);
(viii)	clause 7 (Confidentiality);
(ix)	clause 9 (Indemnification; Representations and Warranties and Covenants);
(x)	this clause 11 (Consequences of Termination and Expiry); and
(xi)	clause 12 (General Provisions),

and all other provisions contained in this Agreement that by their explicit terms survive termination of this Agreement in the applicable termination scenario, and any exhibits contained in this Agreement to which reference is made in any surviving term, shall survive the termination of this Agreement. The Parties agree that termination of this Agreement shall not #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #########################################################.

12.	GENERAL PROVISIONS.
12.1

Assignment. This Agreement shall not be assigned or otherwise transferred by a Party without the prior written consent of GSK (in the case of CureVac) or CureVac (in the case of GSK), such consent not be unreasonably withheld, provided that (i) each of the Parties may, without such consent, but with notification, assign this Agreement and its rights and obligations hereunder to any of its Affiliates or in connection with the transfer or sale of all or substantially all of the portion of its business to which this Agreement relates or in the event of its merger or consolidation with a Third Party, and (ii) CureVac may, without the consent of GSK, assign its rights to receive payments (but not, for the avoidance of doubt, its right to receive reports) under clause 4 to a Third Party. Any permitted assignee will assume all obligations of its assignor under this Agreement in writing concurrent with the assignment. Any purported assignment in violation of this clause 12.1 will be void. Except as otherwise provided herein, this Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assignors under this clause 12.1. ########################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### #################################################################################################### ####################################################################################################

#################################################################################################### ###########################################################################################

12.2

Force majeure. If the performance of any part of this Agreement by a Party, or any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to GSK (in the case of CureVac) or CureVac (in the case of GSK), be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use commercially reasonable efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise and persist for a period of at least ##################, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

12.3

Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by e-mail, sent by internationally-recognised overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(i)	if to CureVac, addressed to:

CureVac SE
Attention:	CEO
with copy to: General Counsel
Address:	########################################################
Email:	################################################
####################################################

(ii)	if to GSK, addressed to:
GlaxoSmithKline Biologicals S.A.
Attention:	Vice President, Head Business Development Vaccines #########$$$$$$$$$$$$####
Address:	###################################################
Email:	##########################

with copy to:

Attention:	SVP & General Counsel, R&D, Global Commercial Strategy,
Business/Corporate Development ################
Address:	############################################################
Email:	###########################

or to such other address(es) as the Party to whom notice is to be given may have notified to GSK (in the case of CureVac) and CureVac (in the case of GSK) in writing in accordance with this clause 12.3. Any such notice shall be deemed to have been given: (a) ############## if personally delivered or sent by e-mail on a Business Day (or if delivered or sent on a non-Business Day, then on #################################### (b) #################### if sent by nationally-recognised overnight courier; or (c) ################################### following the date of mailing, if sent by mail.

12.4

Governing law. This Agreement (including any non-contractual obligations arising out of it) and all disputes arising hereunder, shall be exclusively governed by, and interpreted and enforced in accordance with English law. The United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention) does not apply to this Agreement.

12.5	Dispute resolution.
12.5.1	This clause 12.5 shall be governed by English law.
12.5.2

Unless otherwise set forth in this Agreement, in the event of any dispute, controversy or claim arising under, out of or relating to this Agreement and any subsequent amendments of this Agreement, including, its formation, validity, binding effect, interpretation, performance, breach or termination, as well as any non-contractual claims (a Dispute), the Parties shall refer such Dispute to the CEO of CureVac and President, Corporate Development of GSK.

12.5.3

Any Dispute which cannot be resolved amicably between the Parties within ######### following the reference of the Dispute to the senior management representatives of the Parties in clause 12.5.1, shall be referred to and finally settled by arbitration in accordance with the World Intellectual Property Organisation (WIPO) Arbitration Rules in effect on the date of the commencement of the arbitration proceedings, subject to clauses 12.5.4 and 12.5.6 below. The decision of the arbitrators shall be final and binding upon the Parties. The seat or legal place of arbitration will be London, United Kingdom. The arbitration will be heard and determined by three arbitrators, with one arbitrator being appointed by each Party and the third arbitrator being appointed by the two Party-appointed arbitrators. The language of the arbitration proceeding will be English. Notwithstanding the provisions of this clause 12.5.3, each Party shall have the right to seek interim injunctive relief in any court of competent jurisdiction as such Party deems necessary to preserve its rights and to protect its interests.

12.5.4

If a Dispute solely concerns a failure by GSK to make ####################################### ######################################## to CureVac of an Undisputed Amount pursuant to clause 4.5.2 (a Non-Payment Dispute), such Non-Payment Dispute shall be referred to and finally settled by arbitration in accordance with the WIPO Expedited Arbitration Rules. If the WIPO Expedited Arbitration Rules are adopted, the arbitral tribunal will proceed to determine the Non-Payment Dispute as soon as reasonably practicable and will only hold an oral hearing to determine such claim(s) if it feels that it is necessary to do so. The arbitral tribunal may decide to determine only certain claims advanced in the arbitration by the WIPO Expedited Arbitration Rules. For the avoidance of doubt, nothing in this clause 12.5.4 restricts a Party from referring a Dispute to arbitration under clause 12.5.3.

12.5.5

If a Dispute solely relates to whether the development, manufacture or commercialisation of a CoC Product is ###################################################### the Parties irrevocably agree that the courts of England (including, for the avoidance of doubt, ############ shall have exclusive jurisdiction over any claim or matter (including non-contractual claims or matters) arising under or in connection with the ######## Dispute and that accordingly any proceedings in respect of any such claim or matter may be brought in that court.

12.5.6

The existence, nature and details of any Dispute(s), and all communications between the Parties related thereto, will be considered Confidential Information of both Parties. Any Confidential Information may be disclosed by a Party pursuant to clause 7.4.1(iii) or to counsel, experts or other advisors on the arbitration or proceedings, subject to those recipients agreeing to the same obligations of confidentiality as the Parties.

12.5.7	Except as set out in clause 12.5.4, the Emergency Arbitrator provisions in either the WIPO Arbitration Rules or the WIPO Expedited Arbitration Rules (as applicable) will not apply.
12.6

Severability. The provisions contained in each clause and paragraph of this Agreement will be enforceable independently of each of the others and their validity will not be affected if any of the others are invalid. If any provision is void but would be valid if some part of the provision was deleted or amended, the provision in question will apply with such modification as may be necessary to make it valid. The invalidity or unenforceability of any provision of this Agreement in one country or jurisdiction will not affect the validity or enforceability of such provision in any other country or jurisdiction in which such provision would otherwise be valid or enforceable. If any provision of this Agreement is determined by any court or administrative tribunal of competent jurisdiction to be invalid or unenforceable, the Parties shall negotiate in good faith a replacement provision that is commercially equivalent, to the maximum extent permitted by Applicable Law, to such invalid or unenforceable provision.

12.7	Entire agreement and amendments.
12.7.1

This Agreement (together with all exhibits), the A&R Deed (as entered into on or about the date of this Agreement between CureVac SE and GSK) and the Patent Assignments constitute the entire agreement between the Parties regarding the subject matter hereof, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof, including CLA1 and CLA2. Except as required by statute, no terms shall be implied (whether by custom, usage, or otherwise) into this Agreement.

12.7.2

No modification or amendment of this Agreement will be binding upon the Parties unless in writing and executed by the duly authorised representative of each of the Parties; this will also apply to any change of this clause 12.7.

12.7.3	Each Party:
(i)

acknowledges that, in agreeing to enter into this Agreement and the Patent Assignments, it has not relied on any express or implied representation, warranty, collateral contract or other assurance made by or on behalf of any other party before the date of this Agreement (a Pre-Contractual Statement) and it is entering into such agreements in reliance solely on the statements made or incorporated in them;

(ii)	waives all rights and remedies which, but for this clause 12.7.3 might otherwise be available to it in respect of any Pre-Contractual Statement;
(iii)	acknowledges and agrees that no Pre-Contractual Statement may form the basis of, or be pleaded in connection with, any claim made by it under or in connection with this Agreement; and

(iv)	except as expressly provided in this Agreement, it is entering into this Agreement solely in reliance on its own commercial assessment and investigation and advice from its own professional advisers.
12.7.4	No Party shall have any liability whatsoever for any Pre-Contractual Statement, whether in contract, in tort, under the Misrepresentation Act 1967 or otherwise.
12.7.5	Nothing in this clause 12.7 limits or excludes any liability for fraud.
12.8

Waivers. The failure by a Party hereto to assert any of its rights hereunder, including the right to terminate this Agreement due to a breach or default by any other Party hereto, will not constitute a waiver by that Party of its right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

12.9

Counterparts. This Agreement may be executed in any number of counterparts, by original or electronic (including “pdf”) signature, each of which will be deemed an original but all of which together constitute one and the same instrument.

12.10

Independent contractors. The Parties are independent contractors and this Agreement will not constitute or give rise to an employer-employee, agency, partnership or joint venture relationship among the Parties and each Party’s performance hereunder is that of a separate, independent entity.

12.11

Third Parties. A person who is not a Party to this Agreement may not enforce any of its terms under the Contract (Rights of Third Parties) Act 1999. Without prejudice to the foregoing, the Parties agree that CureVac is entitled to seek recovery from GSK for any losses or damages suffered by any CureVac Indemnified Parties, and GSK is entitled to seek recovery from CureVac for any losses or damages suffered by any GSK Indemnified Parties, as if such damages had been incurred by that Party.

12.12

Costs. Except as is otherwise expressly set forth herein, each Party shall bear its own expenses in connection with the activities contemplated and performed hereunder, but this clause shall not prejudice any Party’s right to seek to recover costs in any litigation or other dispute resolution procedure arising in connection with this Agreement.

12.13

Insurance. Each Party will procure and maintain during the Term and for ############ after termination or expiry of this Agreement, insurance in line with industry standards. GSK will be permitted to satisfy any or all of its obligations under this clause 12.13 through a program of self- insurance. Such insurance policies will be primary and non-contributing with respect to any other similar insurance policies available to GSK or its Affiliates (in the case of CureVac) and CureVac or its Affiliates (in the case of GSK). Any deductibles for such insurance will be assumed by the insured Party. Each Party will provide any other Party with evidence of such insurance upon such Party’s request and prior to expiry of any one coverage. Any insurance will not be construed to create a limit of the insured Party’s liability with respect to its indemnification obligations under this Agreement.

Exhibit 1.25

Clearance Template

############ ########### ########### ############# ####### #############	############ ############ ###### ####### ############	###### ########## ############# #######	##### ##### #############	###### ######### ############# ######	######## ####### #### ########### ######## ######

Exhibit 1.49

CureVac Patent Rights

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##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
############	###	##############	###########	###############
############	##	##############	###########	###############
############	##	##############	###########	###############
############	###	##############	###########	###############
############	###	##############	###########	###############
#############	##	##############	###########	###############
###############	##	##############	###########	###############
############	###	##############	###########	###############
############	###	################	###########	###############
##############	###	################	###########	###############
##############	###	##############	###########	################
##############	###	##############	###########	###################
##############	###	##############	###########	###################
############	##	##############	###########	################
#############	###	##############	###########	####################
#############	###	##############	###########	################
############	###	##############	###########	###################
############	####	###############	###########	#################
#################	####	###############	###########	################
#############	###	##############	###########	#################
#############	###	##############	###########	###############
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##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
#############	###	##############	###########	###############
###############	###	##############	###########	###############
############	####	##############	###########	###############
############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
#############	###	##############	###########	###############
#############	###	##############	###########	###############
############	####	##############	###########	###############
############	###	##############	###########	###############
###############	###	##############	###########	###############
#############	###	##############	###########	###############
#############	##	##############	###########	###############
#############	###	##############	###########	###############
##############	###	##############	###########	###############
###############	####	##############	###########	###############
##############	###	#### ################	###########	##################
############	###	###############	###########	###########
############	###	###############	###########	###############
###########	##	###############	###########	############
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################	###	##############	###########	##################
#############	###	##############	###########	###############
############	####	##############	###########	###################
#############	####	##############	###########	#################
#############	###	##################	###########	###############
############	###	##############	###########	##############
############	###	##############	###########	#############
##############	###	##############	###########	#############
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###############	####	##############	###########	###############
###############	####	##############	###########	###############
###############	###	##############	###########	###############
###############	###	##############	###########	###############
###############	####	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	####	##############	###########	###############
##############	###	##############	###########	###############
############	####	##############	###########	###################
###########	###	##############	###########	###############
#############	###	##############	###########	###############

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#############	###	##############	###########	#############
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###############	###	##############	###########	###############
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###############	###	#################	###########	##############
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###############	###	############	###########	###########
###################	###	###################	###########	###############
############	##	############	###########	###############
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#####################	##	###################	###########	################
##############	###	############	###########	##############
################	###	############	###########	##############
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####################	###	############	###########	##############
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#####################	###	###################	###########	############
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##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
###############	###	##############	###########	###############
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############	##	##############	###########	###############
###############	###	##############	###########	###############
############	###	################	###########	###############
#############	###	################	###########	###############
############	###	##############	###########	###############
############	###	##############	###########	###############
############	###	##############	###########	############
############	##	##############	###########	###################
############	###	##############	###########	###############
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###############	###	##############	###########	###############
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##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
###############	###	#############	###########	###############
############	####	#############	###########	###############
############	###	###############	###########	###############
##############	###	###############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	############
##############	###	#############	###########	###############
############	##	#############	###########	##############
#############	###	#############	###########	##############
#############	###	#############	###########	###############
############	####	################	###########	##################
############	###	##################	###########	################
###############	###	###############	###########	###############
#############	###	#############	###########	###############
#############	##	#############	###########	###############
################	###	#############	###########	##################
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##############	####	#############	###########	###############
################	###	##################	###########	################
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############	###	###############	###########	###########
#############	##	###############	###########	############
###############	###	###############	###########	############

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##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
###############	###	#############	###########	###############
############	####	#############	###########	###############
############	###	###############	###########	###############
##############	###	###############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	############
##############	###	#############	###########	###############
############	##	#############	###########	##############
#############	###	#############	###########	##############
#############	###	#############	###########	###############
############	####	################	###########	##################
############	###	##################	###########	################
###############	###	###############	###########	###############
#############	###	#############	###########	###############
#############	##	#############	###########	###############
################	###	#############	###########	##################
##############	###	################	###########	#################
##############	####	#############	###########	###############
################	###	##################	###########	################
################	###	###############	###########	#################
############	###	###############	###########	###########
#############	##	###############	###########	############
###############	###	###############	###########	############

###########	#########	#######	###########	#################
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
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##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
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##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
###########	#########	##############	###########	#################
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
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#############	###	#############	###########	###############
#############	###	#############	###########	###############

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##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
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##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############

###########	#########	#######	###########	#################
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############

###########	#########	#######	###########	#################
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
##############	###	#############	###########	###############
############	##	#############	###########	###############
#############	###	#############	###########	###############
#############	###	#############	###########	###############
##############	###	#############	###########	###############

###########	#########	#######	###########	#################
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############

###########	#########	#######	###########	#################
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	##################

###########	#########	#######	###########	#################
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	##################
###############	###	##############	###########	##################
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	##################

###########	#########	#######	###########	#################
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
############	##	##############	###########	###############
###############	###	##############	###########	###############
##############	###	##############	###########	###############
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################	####	###########	##########	###############
################	####	###########	##########	###############
################	#####	###########	##########	###############
################	####	###########	##########	###############
################	#####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
################	#####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
################	#####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
############	#####	###########	##########	###############
############	#####	###########	##########	###############
#############	#####	###########	##########	###############
#############	####	###########	##########	###############
#############	#####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
#############	#####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
#############	#####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
############	####	#############	##########	#################
##########	####	###########	##########	###################
##############	#####	#############	##########	###################
##########	#####	###########	##########	###############
############	####	####################	##########	###############
############	####	#############	##########	###############
##########	####	############	##########	#################
###########	####	############	##########	###################
###########	#####	############	##########	###############
##############	#####	############	##########	###############
##############	#####	############	##########	###############
##############	#####	############	##########	###############

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##############	#####	#########	##########	###############

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################	###	################	##########	##############
################	###	################	##########	##############
###############	###	################	##########	##############
################	#####	################	##########	##############
###############	###	################	##########	##############
#############	####	################	##########	##############
###############	####	################	##########	##############
#############	#####	################	##########	############
###############	#####	################	##########	############

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################	###	############	##########	#############
################	###	############	##########	#############
#################	####	############	##########	#############
#################	####	############	##########	#############
################	###	############	##########	#############
#################	####	############	##########	#############
###############	###	############	##########	#############
###############	###	############	##########	#############
############	####	#############	##########	#############
###############	####	##################	##########	##############
############	###	#############	##########	################
###############	####	##############	##########	##################
############	####	#############	##########	#############
###############	####	#############	##########	#############
###################	####	#############	##########	#############
###############	####	###############	##########	#############

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###################	###	##########	##########	#################
###############	###	############	##########	#############
###############	###	############	##########	#############
################	####	############	##########	#############
################	###	############	##########	#############
################	###	############	##########	#############
###############	##	############	##########	#############
###############	###	############	##########	#############
################	###	############	##########	#############
##############	##	############	##########	#############
##############	##	############	##########	#############
###############	###	############	##########	#############
##############	###	############	##########	#############
############	####	############	##########	###############
############	###	##### ############	##########	####################
############	###	##### ############	##########	#############
############	###	###########	##########	####################
###############	###	############	##########	####################
############	##	###########	##########	#############
###############	##	#############	##########	#############
############	##	###########	##########	################
############	##	###########	##########	#############
##############	##	###########	##########	#############
############	###	###########	##########	###################
#############	####	###########	##########	#################
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###############	###	########	##########	################
############	###	##### ############	##########	#############

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###############	###	##############	##########	#############
#################	###	##############	##########	#############
#################	###	##############	##########	#############
#################	###	##############	##########	#############
################	###	##############	##########	#############
###############	##	##############	##########	#############
#################	###	##############	##########	#############
###########	###	##############	##########	#############
##############	###	############	##########	#############

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################	####	###########	##########	###############
################	####	###########	##########	###############
################	####	###########	##########	###############
################	#####	###########	##########	###############
################	####	###########	##########	###############
################	#####	###########	##########	###############
################	####	###########	##########	###############
################	####	###########	##########	###############
################	#####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
################	#####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
###############	####	###########	##########	###############
############	#####	###########	##########	###############
############	#####	###########	##########	###############
#############	#####	###########	##########	###############
#############	####	###########	##########	###############
#############	#####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
#############	#####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
#############	#####	###########	##########	###############
############	####	###########	##########	###############
############	####	###########	##########	###############
############	####	##############	##########	####################
############	####	##############	##########	####################
##########	####	###########	##########	###############
##############	#####	####################	##########	###############
##############	#####	###########	##########	###############
#########	####	#################	##########	#################
############	####	###############	##########	##################
############	####	####################	##########	###############
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################	####	###########	##########	###############
################	####	###########	##########	###############
################	#####	###########	##########	###############
################	####	###########	##########	###############
#################	#####	###########	##########	###############
################	####	###########	##########	###############
################	####	###########	##########	###############
###############	#####	##################	##########	###################
##############	####	###########	##########	###############
################	####	##################	##########	###############
############	#####	###########	##########	#################
################	####	############	##########	###################
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################	###	##############	##########	###################
###############	###	#############	##########	#############
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###############	###	##############	##########	###############
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################	####	########	##########	#################
#############	####	###########	##########	##########
#############	####	##################	##########	#################
#############	####	##############	##########	###############
############	####	##################	##########	###############
###########	####	##########	##########	#########
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############	###	############	##########	############
##############	####	###########	##########	###############
##############	####	##################	##########	###################
##############	####	##################	##########	###########
##############	####	##############	##########	###################
#############	###	##################	##########	###############
#############	###	##################	##########	#############
###############	###	##################	##########	#############
#############	###	##################	##########	##################
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############	###	#################	##########	########
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#############	####	#################	##########	###############
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#############	###	###########	##########	###############
############	###	#################	##########	############
###########	###	#################	##########	##########
###########	##	###########	##########	#################
###########	###	#################	##########	#############
##############	####	###########	##########	##############
#############	##	#################	##########	##################
##############	####	###########	##########	################
#############	###	#################	##########	#############
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############	##	#############	##########	#########
############	##	################	##########	##############
############	##	################	##########	#############
#############	###	######################	##########	####################
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#############	###	###########	##########	#############
############	####	#############	##########	########
############	##	#############	##########	################
############	##	###########	##########	##############
#############	##	#############	##########	######################
##############	###	#############	##########	####################
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##############	###	#############	##########	#################
#################	####	#########	##########	#################
##############	###	#########	##########	##############
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##############	###	#########	##########	###################
##############	####	#########	##########	#############
##############	####	#########	##########	###################
##############	###	############	##########	################
##############	###	##########	##########	##################
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###############	####	#############	##########	#########
#############	###	##################	##########	##############
#############	####	#########	##########	############
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##############	##	#########	##########	##################
##############	##	#########	##########	################
#############	###	#########	##########	###############
#############	###	#########	##########	############
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###############	###	##############	##########	############
###############	###	##############	##########	############
###############	###	##############	##########	############
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##################	####	########	##########	#################
################	###	######	##########	#################
################	###	#########	##########	#################
################	###	#############	##########	#################
################	###	#############	##########	#################
################	####	#########	##########	#################
################	###	#########	##########	##############
###############	###	#########	##########	################
##############	###	#########	##########	###################
##############	####	#########	##########	#############
##############	####	#########	##########	###################
############	###	############	##########	################
##############	###	##########	##########	##################
#################	####	########	##########	##################
#################	###	########	##########	###########
###############	####	#############	##########	#########

#########################################################################

###############

########################

####################################################

####################################################

#########	##########	#######	##########	###############
#############	####	#########	##########	###########
#############	###	############	##########	###############
############3	###	############	##########	#############

#########################################################################################################

###########

###############

########################

##################################################

##################################################

#########	##########	#########	##########	##############
############	####	#############	##########	##############
############	###	#############	##########	###########
###########3	###	################	##########	####################
###########	##	#############	##########	#################
##########	##	################	##########	##########
###########	##	################	##########	#################
###########	##	############	##########	##############
#############	####	############	##########	####################
###########	###	############	##########	################
###########	###	############	##########	#############

####################################################################

###############

########################

####################################################

##################################################

#########	##########	#######	##########	#############
################	####	##########	##########	#############
###############	###	#############	##########	#################
############3##	###	##########	##########	###########
###############	###	#############	##########	#################
###############	###	##########	##########	##############
##############	###	#############	##########	##########
##############	###	#############	##########	#################
##############	###	#########	##########	##############
#############	###	#########	##########	#####################
##############	####	#########	##########	##################
#############	###	#########	##########	################
#############	###	#########	##########	##############

#########################################################################################################

###############

###############

########################

##################################################

##################################################

#########	##########	#########	##########	#################
#############	####	###############	##########	##############
############	###	#############	##########	#################
############3	###	#############	##########	###############

#########################################################################################################

################################

###############

########################

##################################################

##################################################

#########	##########	#########	##########	################
############	####	#############	##########	############
############	###	#############	##########	##############

#########################################################################################################

###############

########################

##################################################

##################################################

#########	##########	#########	##########	#################
#############	####	################	##########	##############
############	###	##############	##########	#################
############3	###	############	##########	###############

#########################################################################################################

###############

########################

##################################################

##################################################

#########	##########	#########	##########	#################
#############	####	##############	##########	#############
############	###	##############	##########	###############
############3	###	############	##########	###############

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#########	#########	#######	#############	#############
###############	###	############	#############	############
###############	###	############	#############	############

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#########	#########	#######	#############	#############
###############	###	############	#############	##################

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#########	#########	#######	#############	#############
###############	###	############	#############	##################

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#########	#########	#######	#############	#############
#########	###	##########	#############

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#########	#########	#######	#############	#############
###############	###	############	#############	##################

\

#########	#########	#######	#############	#############
#########	####	##########	#############	##########
##########	###	##########	#############

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#########	#########	#######	#############	#############
###############	###	############	#############	##################

\

#########	#########	#######	#############	#############
#########	####	##########	#############	############

Exhibit 1.58

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#########################	#######	#######
############################ ###########	################################################## ###########	#####
############################ ##### ##########	################################################## ##########################	#####
############################ ######### ##########	################################################## ################	#####
############################ #########################	################################################## ###########	#####
############## ##################### #####################	################################################## ###############	#####
############################ ###########	################################################## #####################	#####
#################	###############################################	#####

########################	#######	#####
###########	################################################## #######################################	#########

Exhibit 1.86

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##############	##########	######	############	##############	##########
###########	#####	######	########	###########	#########
###########	#####	######	########	###########	#########
##########	#####	#######	########	###########	#########
###########	#####	#######	########	###########
##########	##	######	########	###########	#########
###########	##	######	########	###########	#########
###########	###	######	########	###########	#########
##########	#####	#######	########	###########	#########
##########	###	#######	########	###########	#########
##########	#####	######	########	##########	#########
###########	###	#######	########	##########	#########
##########	#####	######	########	#############	#########
###########	##	######	########	############
###########	#####	######	########	############	#########
###########	###	######	########	#############	#########
##########	#####	######	########	############	#########
##########	####	######	########	##########
###########	#####	######	########	#############	#########
##########	#####	######	########	#############	#########
##########	#####	######	########	#############	#########

##############	##########	######	############	##############	##########
###########	####### ####	######	########	###########	#########
###########	#####	######	########	###########	#########
##########	#####	#######	########	###########	#########
###########	#####	#######	########	###########	#########
##########	##	######	########	###########	#########
###########	##	######	########	###########	#########
###########	###	######	########	###########	#########
##########	#####	#######	########	###########	#########
##########	###	#######	########	###########	#########
##########	#####	######	########	##########	#########
###########	###	#######	########	##########	#########
###########	###	#######	########	##########	#########
###########	###	#######	########	##########	#########
###########	###	#######	########	##########	#########
##########	#####	######	########	#############	#########
###########	##	######	########	############	#########
###########	#####	######	########	############	#########
###########	###	######	########	#############	#########
##########	#####	######	########	############	#########
##########	####	######	########	##########	#########
###########	#####	######	########	#############
##########	#####	######	########	#############	#########
##########	#####	######	########	#############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
###########	#### ########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	##	######	########	###############
###########	##	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	#######	########	########	#########
##########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	##	######	########	########	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	######	########	########
##########	####	######	########	########	########
###########	#####	######	########	########	########
##########	#####	######	########	########	########
##########	#####	######	########	########	########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
############### ######	###	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	##	######	########	###############	#########
###########	##	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	#######	########	########	#########
##########	######## ######	#######	########	########	#########
##########	#####	######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	##	######	########	########	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	########
###########	#####	######	########	########	########
##########	#####	######	########	########	########
##########	#####	######	########	########	########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	###	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
##########	#### ######	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	###	#######	########	########	#########
###########	######## ######	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	##	######	########	########	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	######	########	########
##########	####	######	########	########	########
###########	#####	######	########	########	########
##########	#####	######	########	########
##########	#####	######	########	########	########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	###	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	#####	######	########	###############
###########	#####	######	########	########	#########
############### ######	###	######	########	########	#########
############### ######	#####	#######	########	########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	###	#######	########	########
###########	########	#######	########	########	#########
###########	###	#######	########	########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	##	######	########	########	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
############### ######	#####	######	########	########	#########
############### ######	####	######	########	########	########
###########	#####	######	########	########
##########	#####	######	########	########	########
##########	#####	######	########	########

##############	##########	######	############	##############	##########
###########	######	######	########	########
##############	###	######	########	########
##########	#####	#######	########	########	#########
###########	#####	#######	########	########
##########	#####	######	########	###############
###########	#####	######	########	########
###########	###	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	######### ######	######	########	########	#########
###########	###	#######	########	########	#########
###########	########	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	##	######	########	########	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	######	########	############
##########	####	######	########	########	########
###########	#####	######	########	########	########
##########	#####	######	########	########
##########	#####	######	########	########	########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	###	######	########	########	#########
##########	#####	#######	########	########	#########
###########	### ########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########	###	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########
##########	#####	######	########	########	#########
###########	###	#######	########	########	#########
###########		#######	########	########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
##########	##### ########	######	########	########	#########
###########	######	######	########	########	#########
###########	#####	######	########	########	#########
###########	##### ########	######	########	########	#########
##########	#####	######	########	########	########
##########	####	######	########	########	########
###########	##	######	########	########
##########	###	######	########	############
##########	#####	######	########	########	########

##############	##########	######	############	##############	##########
###########	######	######	########	########
##############	########## #####	######	########	########
##########	#####	#######	########	########	#########
###########	######### ######	#######	########	########
##########	#####	######	########	###############
###########	#####	######	########	########	#########
###########	######### #####	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	###	#######	########	########	#########
###########		#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########
##########	#####	######	########	########	#########
###########	######	######	########	########	#########
###########	#####	######	########	#############
###########	#####	######	########	########	########
##########	#####	######	########	########	########
##########	####	######	########	########
###########	######	######	########	########	########
##########	######	######	########	#########	########
##########	#####	######	########	##############

##############	##########	######	############	##############	##########
###########	######	######	########	########
##############	##########	######	########	########	#########
##########	#####	#######	########	########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########		######	########	########	#########
##########	#####	#######	########	########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	###	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	###	#######	########	########	#########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	######	######	########	########	#########
###########	######## #####	######	########	#############	#########
###########	#####	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	#########
###########	######	######	########	########	#########
##########	######	######	########	#########	#########
##########	#####	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########
###########	#####	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	#### #######	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	###	#######	########	########
###########	###	#######	########	########	#########
##########	#####	######	########	########	#########
###########	######	######	########	########	#########
###########	#####	######	########	#############	#########
###########	#####	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	#########
###########	######	######	########	########	#########
##########	#### #######	######	########	#########	#########
##########	#####	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########	#####	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#### #######	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	######	######	########	########	#########
###########	#####	######	########	#############	#########
###########	#####	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	#########
###########	######	######	########	########	#########
##########	####	######	########	#########	#########
##########	#####	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#### #######	######	########	########	#########
###########	#####	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	#### #######	######	########	########	#########
###########	#####	######	########	#############	#########
###########	#####	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	#########
###########	######	######	########	########	#########
##########	####	######	########	#########	#########
##########	#####	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########	#### #######	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	#####	######	########	########	#########
###########	#####	######	########	#############	#########
###########	#####	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	#########
###########	######	######	########	########	#########
##########	####	######	########	#########	#########
##########	#### #######	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########	####	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#### #######	######	########	########	#########
###########	####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#### #######	#######	########	########
##########	#####	######	########	########
###########	#####	######	########	########	#########
###########	#### #######	######	########	#############
###########	#####	######	########	########
##########	#####	######	########	########	#########
##########	####	######	########	########
###########	######	######	########	########	#########
##########	####	######	########	#########	#########
##########	####	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	#### #######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#####	######	########	###############	#########
###########	#####	######	########	########	#########
###########	####	######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########
###########	####	#######	########	########	#########
###########	#####	#######	########	########	#########
###########	#####	#######	########	########
###########	####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	#####	######	########	########	#########
###########	####	######	########	#############	#########
###########	#### #######	######	########	########	#########
##########	#####	######	########	########	#########
##########	####	######	########	########	#########
###########	######	######	########	########	#########
##########	####	######	########	#########	#########
##########	####	######	########	##############	#########

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########
##########	#####	#######	########	########	#########
###########	#########	#######	########	########	#########
##########	#### #######	######	########	###############	#########
###########	#####	######	########	########	#########
###########	####	######	########	########	#########
##########	#### #######	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	####	#######	########	########	#########
###########	#####	#######	########	########
###########	#####	#######	########	########	#########
###########	####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	#####	######	########	########	#########
###########	####	######	########	#############	#########
###########	######	######	########	########
##########	#####	######	########	########	#########
##########	####	######	########	########
###########	######	######	########	########
##########	####	######	########	#########	#########
##########	####	######	########	##############

##############	##########	######	############	##############	##########
###########	######	######	########	########	#########
##############	##########	######	########	########	#########
##########	#### #######	#######	########	########
###########	#########	#######	########	########
##########		######	########	###############	#########
###########	#####	######	########	########	#########
###########	####	######	########	########	#########
##########	####	#######	########	########	#########
##########	#####	#######	########	########	#########
##########	#####	######	########	########	#########
###########	####	#######	########	########	#########
###########	#####	#######	########	########
###########	#####	#######	########	########	#########
###########	####	#######	########	########	#########
##########	#### #######	######	########	########	#########
###########	#####	######	########	########	#########
###########	####	######	########	#############	#########
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Exhibit 1.101

GSK Licensed Patents

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Exhibit 1.116

Joint Patent Rights

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Exhibit 1.152

Relevant US Patents

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Exhibit 1.161

Specified CureVac Patents

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Exhibit 2.2.3

PART A – Licence terms under Licensed LNP IP

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Exhibit 2.2.3

PART B – Licensed LNP as at the Effective Date

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Exhibit 2.9.2(ii)(B)
Expert Resolution

1.1

Within ############### after the end of the Negotiation Period under clause 2.9.2(ii)(B) or within ############### after referral by a Party pursuant to clause 4.2.10, as applicable, the Parties shall engage an expert with at least ########## of experience in the biopharmaceutical industry in business development and/or intellectual property valuation (Expert). The Expert appointed may be an individual, partnership, association or body corporate.

1.2

The Parties shall jointly engage the Expert on the terms set out in this Exhibit or on such terms as shall be agreed in writing by the Parties. In respect of both the selection of the Expert and the acceptance of his/her terms of engagement, the Parties agree to co-operate and to act reasonably and expeditiously in order to secure the prompt appointment of the Expert and no Party may unreasonably (having regard, among other things, to the provisions of this Exhibit) refuse its agreement to the selection of the Expert or the terms proposed by the Expert or by the other Party.

1.3

If the Parties have not engaged the Expert within ############### of the end of the Negotiation Period under clause 2.9.2(ii)(B) or within ############### after referral by a Party pursuant to clause 4.2.10, as applicable, either Party shall be entitled to request the WIPO Arbitration and Mediation Center appoint the Expert after consultation with the Parties. All costs of and associated with the request for the appointment of an expert by the WIPO Arbitration and Mediation Center shall be borne equally between the Parties.

1.4

The Expert shall determine: (i) #########################################################################              #######    ###### #########################################################################              #######    #### or (ii) ############################  # ################################################################################################################################## ################################################################################################################################## ###############################################

1.5

On his appointment, the Expert shall confirm his neutrality, independence and the absence of conflicts in determining the #################### or the #################, as applicable. No person shall be appointed as an Expert who at the time of appointment (or at any time before he gives his determination under such appointment, is a director, officeholder, employee or contractor of a Party or any of their Affiliates.

1.6

Except to the extent set out below and except to the extent that the Parties agree otherwise, the Expert shall determine its own procedure for determining the ################# in consultation with the Parties and in accordance with clause 2.9.2(ii)(B):

(1)

Within ################# following the engagement of the Expert, each Party shall provide the Expert and the other Party with a written proposal of such Party’s solution in relation to the #################, along with any documentary or other evidence it wishes to provide in support for such proposal.

(2)	Each Party can provide comments on the other Party’s proposal to the Expert and to the other Party within ################# upon receipt of such proposal.
(3)	If deemed necessary, the expert will organize a meeting with both Parties (but never with one Party without the other).

(4)

The Expert shall make its determination in writing as soon as reasonably practicable and, in any event, deliver its determination to the Parties, with reasons, within ################# of its engagement.

(5)	The language to be used in the expert determination shall be English.
1.7

The Expert’s determination shall be final and binding on the Parties except in the case of manifest error, in which case the relevant part of the determination shall be void and the Parties shall submit the error to the Expert for correction.

1.8

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1.9

The Parties shall co-operate with each other and the Expert and shall comply with the Expert’s reasonable requests made in connection with the carrying out of its duties or exercising its obligations under this Agreement.

Exhibit 2.12
CLA1 and CLA2 Know-How

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Exhibit 3.3.3
Use of Existing Development Data and Materials

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################ ################ ############# ################## ################ ############### #####	##########	##########	########## ############	######	#########	####### ############# #########
################ ########### ############ ########## ################ ################ ##########	########## #######	##########	########## ############	######	#########	################ ########
################### ####### ########## ################ ############### #####	########## #######	##########	########## ############	######	#########	############## #######
################ ########### ############# ################ #####	##########	##########	########## ############	######	#### #########	###

Annex 1 to Exhibit 3.3.3

########
##### ###############	###### ###########	########	########	##########	######## #########	############## ##
########### #####	########	############## ############### ############# #####	############## ############### #############	############## ############### ############# ################### ############### #############	#########	################
################ #####	##########	############## ############### ############# #####	############## ############### #############	############## ############### ############# ################### ############### #############	#########	################
################ #####	##########	############## ############### ############# #####	############## ############### #############	############## ############### ############# ################### ############### #############	#########	################
################ ##########	#######	############## ############### ############# #####	############## ############### #############	############## ############### ############# ################### ############### #############	#########	################
################### #####	#######	############## ############### ############# #####	############## ############### #############	############## ############### ############# ################### ############### #############	#########	################
############# #####	##########	############## ############### ############# #####	############## ############### #############	############## ############### ############# ################### ############### #############	#########	################
################ ########### ############# ################ #####	##########	###### ######### #####	############## ############### ############# ################### ############### #############	############## ############### ############# ################### #############	#########	################

########
##### ###############	###### ###########	########	########	######## #########	######## #########	######## #########
########### #####
####	########	########### ############### ####### ################### ####### ########### ############# ############# #########	############## #############	############## ############### ############# ################### #############	#########	################
####	########	####### ########### #############	#############	############## ############### ############# ################### ############### ############# ##############	#########	################
####	########	############## ############### ############# ################### ############	#############	############## ############### ############# ################### ############### #############	#########	################
####	########	############## ############### ############# ################### ############### #############	#############	############## ############### ############# ################### ############### #############	#########	################
####	########	############## ############### ############# ################### ############### #############	#############	############## ###############	#########	################

########
##### ###############	###### ###########	########	########	######## #########	######## #########	######## #########
####	########	#########	#############	############## ############### ############# ################### #############	#########	################
####	########	########### ############### ####### #########	#############	############## ############### ############# ################### #############	#########	################
####	########	#######	#############	############## ############### ############# ################### ############### ############# ##############	#########	################
####	########	############## ############### ############# ################### ############	############# #############	############## ############### ############# ################### ############### #############	#########	################
####	########	############## ############### ############# ################### ############### #############	############# #############	############## ############### ############# ################### ############### #############	#########	################
####	########	############## ############### ############# ################### ############### #############	############# #############	############## ###############	#########	################

Exhibit 6.1

###########################################

#############################################

#######

######################################################################################

#########################################################################################

###########################################

################################

##############

##############

##############

##############

##############

##############

##############

##############

############################

#######

######################################################################################

#########################################################################################

###############################################################################

##################################################################################

############################

#################

#################

#################

#################

##############

############################

###################################################################

###############################################################################

###############################################################################

##################################################################################

##################################################################################

##################################################################################

###############

###############

###############

###############

######################

######################

######################

######################

Exhibit 6.2

#########################################

########################################################

#######

######################################################################################

#########################################################################################

######################################

############################

#########################

#################

#################

#################

#################

#################

Exhibit 6.5.4

CureVac Patent Rights specific to the GSK Products

#########################################################################################

#######

##############

#####################

##########################################

##########################################

################	########	#######	#########	################
################	########	###################	#########	################
################	########	#############	#########	################
################	########	#############	#########	################

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#########	#########	#######	###########	############
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#################	###	############	###########	###########
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#################	###	############	###########	###########
#################	###	############	###########	###########
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#################	###	############	###########	###########
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############	###	############	###########	###########
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#########	#########	#######	###########	############
############	###	############	###########	###########
#################	###	############	###########	###########
############	###	############	###########	###########

Exhibit 6.5.5

Platform-related CureVac Patent Rights

#########	#########	#######	###########	############
############	###	############	###########	###########
#################	###	############	###########	###########

#########	#########	#######	########### ###########	############
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Exhibit 7.6

Draft Press Release

GSK and CureVac to restructure collaboration into new licensing agreement

●	GSK acquires full rights to develop, manufacture and commercialise globally mRNA candidate vaccines for influenza and COVID-19, including combinations
●	CureVac receives €400 million upfront and up to an additional €1.05 billion in development, regulatory and sales milestone payments as well as tiered royalties
●	The new agreement replaces all previous financial considerations from the prior collaboration agreement between GSK and CureVac

GSK plc (LSE/NYSE: GSK) and CureVac N.V. (Nasdaq: CVAC) today announced they have restructured their existing collaboration into a new licensing agreement, allowing each company to prioritise investment and focus their respective mRNA development activities.

Since 2020, GSK and CureVac have partnered to develop mRNA vaccines for infectious diseases. Through this collaboration, GSK and CureVac currently have vaccine candidates for seasonal influenza and COVID-19 in phase II and avian influenza in phase I clinical development. All candidates are based on CureVac’s proprietary second-generation mRNA backbone. Data generated to date for these candidate vaccines are promising and demonstrate their potential to be best-in-class new vaccines.

Under the terms of the new agreement, GSK will assume full control of developing and manufacturing these candidate vaccines. GSK will have worldwide rights to commercialise the candidate vaccines. The agreement represents the latest step in GSK’s ongoing investment in vaccine platform technologies, matching the best platform to each pathogen to develop best-in-class vaccines. mRNA is an adaptable vaccine technology with demonstrated application in emerging and constantly changing viral pathogens due to its ability to support rapid strain change.

CureVac will receive an upfront payment of €400 million and up to an additional €1.05 billion in development, regulatory and sales milestones and tiered royalties in the high single to low teens range. The new agreement replaces all previous financial considerations from the prior collaboration agreement between GSK and CureVac. CureVac further retains exclusive rights to the additional undisclosed and preclinically validated infectious disease targets from the prior collaboration together with the freedom to independently develop and partner mRNA vaccines in any other infectious disease or other indication. CureVac’s ongoing patent litigation against Pfizer/BioNTech is unaffected by the new agreement.

Tony Wood, Chief Scientific Officer, GSK said: “We are excited about our flu/COVID-19 programmes and the opportunity to develop best-in-class mRNA vaccines to change the standard of care. With this new agreement, we will apply GSK’s capabilities and intellectual property to CureVac’s technology, to deliver these promising vaccines at pace.”

Alexander Zehnder, Chief Executive Officer, CureVac said: “The collaboration with GSK has been instrumental in developing promising, late clinical-stage vaccine candidates, leveraging our proprietary mRNA platform. This new licensing agreement puts us in a strong financial position and enables us to focus on efforts in building a strong R&D pipeline.”

Completion of the new agreement remains subject to certain antitrust and regulatory approvals and customary closing conditions.

About GSK

GSK is a global biopharma company with a purpose to unite science, technology, and talent to get ahead of disease together. Find out more at gsk.com.

About CureVac

CureVac (Nasdaq: CVAC) is a pioneering multinational biotech company founded in 2000 to advance the field of messenger RNA (mRNA) technology for application in human medicine. In more than two decades of developing, optimizing, and manufacturing this versatile biological molecule for medical purposes, CureVac has introduced and refined key underlying technologies that were essential to the production of mRNA vaccines against COVID-19, and is currently laying the groundwork for application of mRNA in new therapeutic areas of major unmet need. CureVac is leveraging mRNA technology, combined with advanced omics and computational tools, to design and develop off-the-shelf and personalized cancer vaccine product candidates. It also develops programs in prophylactic vaccines and in treatments that enable the human body to produce its own therapeutic proteins. Headquartered in Tübingen, Germany, CureVac also operates sites in the Netherlands, Belgium, Switzerland, and the U.S. Further information can be found at www.curevac.com.

GSK enquiries
Media:	Tim Foley	+44 (0) 20 8047 5502	(London)
	Simon Moore	+44 (0) 20 8047 5502	(London)
	Kathleen Quinn	+1 202 603 5003	(Washington DC)
	Alison Hunt	+1 540 742 3391	(Washington DC)

Investor Relations:	Nick Stone	+44 (0) 7717 618834	(London)
	James Dodwell	+44 (0) 20 8047 2406	(London)
	Mick Readey	+44 (0) 7990 339653	(London)
	Josh Williams	+44 (0) 7385 415719	(London)
	Camilla Campbell	+44 (0) 7803 050238	(London)
	Steph Mountifield	+44 (0) 7796 707505	(London)
	Jeff McLaughlin	+1 215 751 7002	(Philadelphia)
	Frannie DeFranco	+1 215 751 4855	(Philadelphia)

CureVac Media Contact	CureVac Investor Relations Contact

Patrick Perez, Junior Manager Public Relations	Dr. Sarah Fakih, Vice President Corporate
CureVac, Tübingen, Germany	Communications and Investor Relations
T: +49 7071 9883-1831	CureVac, Tübingen, Germany
patrick.perez@curevac.com	T: +49 7071 9883-1298
M: +49 160 90 496949

sarah.fakih@curevac.com

Cautionary statement regarding forward-looking statements

GSK cautions investors that any forward-looking statements or projections made by GSK, including those made in this announcement, are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Such factors include, but are not limited to, those described under Item 3.D “Risk factors” in GSK’s Annual Report on Form 20-F for 2023, and GSK’s Q1 Results for 2024.

Registered in England & Wales:

No. 3888792

Registered Office:

980 Great West Road

Brentford, Middlesex

TW8 9GS

Exhibit 9.4

Disclosure Letter

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